UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – September 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 22

Message from the Trustees

November 11, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates to contain price pressures, an effort that may continue into 2023. At the same time, we are encouraged by recent economic data that suggests inflation rates are improving.

While this challenging environment is a test of patience, you can be confident that Putnam portfolio managers are actively working for you. As the prices of many stocks and bonds move lower, our teams are researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions.

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Growth Fund

Diversification can help to reduce volatility over time.

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated a diversified portfolio can perform competitively with an all-stock allocation in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/22. See page 4 and pages 11–13 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Growth Fund 5

Brett, please describe investing conditions for the 12-month reporting period.

Investors faced multiple headwinds during the period. Supply chain bottlenecks, slowing global growth, high inflation, and the Russia-Ukraine War weighed on investor sentiment. Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve. In November 2021, the Fed began tapering its $120 billion-per-month bond-buying program, signaling it would raise interest rates in calendar 2022.

After a relatively calm start to the new year, Russia’s invasion of Ukraine on February 24 caused a flight to safety. Investors shed growth-oriented stocks in favor of value-oriented, cyclical stocks. Yields on U.S. Treasuries rose and commodity prices soared. Inflation concerns spread globally. For the first time since 2018, the Fed increased interest rates, adding 0.25% to borrowing costs at its March 2022 meeting. The Fed pledged to make additional interest-rate hikes at its six remaining meetings in calendar 2022.

Between May and September, the Fed raised interest rates four more times. The federal funds rate moved from 0.00%–0.25% at the start of the

6 Dynamic Asset Allocation Growth Fund

Allocations are shown as a percentage of the fund’s net assets as of 9/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund 7

period to 3.00%–3.25% by period-end. Many investors feared that the Fed’s hawkish policies would tip the U.S. economy into a recession.

Stocks and bonds posted losses for the 12-month reporting period. U.S. stocks, as measured by the S&P 500 Index, returned –15.47%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –25.13%. Emerging market stocks, as measured by the MSCI Emerging Markets Index [GD], were among the weakest performers, returning –27.80% for the period. High-yield bonds returned –13.08%, as measured by the JPMorgan Developed High Yield Index. Investment-grade bonds returned –14.60%, as measured by the Bloomberg U.S. Aggregate Bond Index.

Credit spreads widened as interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury climbed from 1.52% at the start of the period to 3.83% by period-end. Short-term yields rose even more, causing the yield curve to flatten or invert at times.

How did the fund perform for the 12 months ended September 30, 2022?

The fund’s class A shares returned –18.53%, underperforming its primary benchmark, the Russell 3000 Index, which returned –17.63% for the period. The fund slightly underperformed the custom Putnam Growth Blended Benchmark, which returned –18.48% for the period.

What strategies impacted fund performance relative to the custom benchmark during the reporting period?

Overall, our dynamic asset allocation decisions slightly aided performance. We adjusted the portfolio’s tactical allocation mix several times during the period. The largest boost to fund performance came from our equity allocation decisions. Equity positioning in the first quarter of calendar 2022 added value, as the fund benefited from short-term over- and underweight positions, which took advantage of equity market volatility. A modest overweight position in the second quarter of calendar 2022 offset some of these gains as stocks moved into correction territory [a decline of 10% or more from a recent high]. Underweight positioning in August and September 2022 benefited results as stocks sank to annual lows.

In fixed income, the portfolio experienced a small gain from a modest underweight position to interest-rate risk, as yields rose sharply with the Fed’s move toward tighter policy. We changed this position to neutral at the beginning of February 2022.

The portfolio posted a loss from an out-of-benchmark, modestly long position to commodity risk, implemented at the beginning of March 2022. The position ranged from modestly long to long over the remainder of the period.

Overall, security selection decisions boosted performance. Our quantitative U.S. large-cap core equity strategy performed strongly, while our quantitative international equity strategy contributed a small gain. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Over the period, our valuation factors drove performance. Our fundamental U.S. large-cap growth, opportunistic fixed income, and emerging market equity strategies finished negative for the period. Our fundamental U.S. large-cap value strategy was a notable positive contributor.

8 Dynamic Asset Allocation Growth Fund

How did the fund use derivatives for the reporting period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

As the fund starts a new fiscal year, how is it positioned relative to the custom benchmark?

The fund is positioned defensively relative to the custom benchmark as of October 1, 2022. The portfolio has an underweight position to equity risk and a neutral position to interest-rate risk. Tactically, the portfolio has an out-of-benchmark, modestly long position to commodity risk. Toward period-end, we decreased our commodity position from long to modestly long.

What is your outlook for financial markets?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening, and the war in Ukraine have weighed down most asset classes. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of recession.

Our near-term outlook for equities is bearish. We believe the equity market has yet to bottom. This view is supported by the Fed’s bias toward higher interest rates and the lack of improvement in labor-market tightness. A brief equity rally in July 2022 was not justified by economic activity, in our view. Our breadth thrust signals [a technical indicator that determines market momentum] have not confirmed the start of a new bullish trend.

Our near-term outlook for rate-sensitive fixed income is neutral. To reduce inflation, the Fed will need to raise interest rates faster and more than the market anticipates, in our view. We believe this will have a negative impact on duration exposure. However, this view is tempered by deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower, in our view.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Growth Fund 9

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields [adjusted for the impact of inflation], and a looming recession could be headwinds for commodities, in our view. However, over the medium term, we believe that supply constraints are a reason to be bullish on the asset class.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

10 Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/8/94)
Before sales charge	7.12%	7.25%	3.50%	3.07%	–18.53%
After sales charge	6.90	6.62	2.28	1.05	–23.22
Class B (2/16/94)
Before CDSC	6.90	6.60	2.73	2.30	–19.12
After CDSC	6.90	6.60	2.43	1.40	–22.66
Class C (9/1/94)
Before CDSC	6.88	6.61	2.72	2.29	–19.16
After CDSC	6.88	6.61	2.72	2.29	–19.86
Class P (8/31/16)
Net asset value	7.41	7.61	3.89	3.44	–18.29
Class R (1/21/03)
Net asset value	6.84	6.99	3.24	2.82	–18.71
Class R5 (7/2/12)
Net asset value	7.39	7.53	3.76	3.32	–18.32
Class R6 (7/2/12)
Net asset value	7.42	7.64	3.87	3.42	–18.27
Class Y (7/14/94)
Net asset value	7.38	7.52	3.77	3.33	–18.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Growth Fund 11

Comparative annualized index returns For periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	9.34%	11.39%	8.62%	7.70%	–17.63%
Putnam Growth Blended
Benchmark*	—†	7.91	5.19	3.95	–18.48
Lipper Mixed-Asset Target
Allocation Growth Funds	7.13	6.47	3.83	2.89	–17.48
category median‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/22, there were 460, 434, 411, 331, and 40 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,956 and $18,961, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $20,815, $19,645, $20,665, $20,876, and $20,654, respectively.

12 Dynamic Asset Allocation Growth Fund

Fund price and distribution information For the 12-month period ended 9/30/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1	1
Income	$0.327787		$0.139787	$0.173787	$0.408787	$0.263787	$0.377787	$0.399787	$0.379787
Capital gains
Long-term gains	1.707000		1.707000	1.707000	1.707000	1.707000	1.707000	1.707000	1.707000
Short-term gains	0.818213		0.818213	0.818213	0.818213	0.818213	0.818213	0.818213	0.818213
Total	$2.853000		$2.665000	$2.699000	$2.934000	$2.789000	$2.903000	$2.925000	$2.905000
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/21	$20.95	$22.23	$20.35	$19.40	$21.29	$20.40	$21.22	$21.29	$21.24
9/30/22	14.82	15.72	14.37	13.57	15.08	14.39	15.04	15.09	15.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/21	1.02%	1.77%	1.77%	0.64%	1.27%	0.78%	0.68%	0.77%
Annualized expense ratio
for the six-month period
ended 9/30/22*	1.04%	1.79%	1.79%	0.65%	1.29%	0.79%	0.69%	0.79%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Growth Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/22 to 9/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.74	$8.15	$8.14	$2.97	$5.88	$3.60	$3.15	$3.60
Ending value (after expenses)	$818.30	$815.60	$815.00	$820.00	$817.60	$819.60	$819.70	$819.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/22, use the following calculation method. To find the value of your investment on 4/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.27	$9.05	$9.05	$3.29	$6.53	$4.00	$3.50	$4.00
Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,021.81	$1,018.60	$1,021.11	$1,021.61	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Asset Allocation Growth Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

16 Dynamic Asset Allocation Growth Fund

Government National Mortgage Association, (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000® Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed

Dynamic Asset Allocation Growth Fund 17

by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

18 Dynamic Asset Allocation Growth Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2022, Putnam employees had approximately $428,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Growth Fund 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Dynamic Asset Allocation Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

Dynamic Asset Allocation Growth Fund 21

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

22 Dynamic Asset Allocation Growth Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

Dynamic Asset Allocation Growth Fund 23

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 461, 433 and 404 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments

24 Dynamic Asset Allocation Growth Fund

in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Growth Fund 25

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 27

The fund’s portfolio 9/30/22

COMMON STOCKS (74.2%)*	Shares	Value
Banking (4.8%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	136,267	$334,473
Alinma Bank (Saudi Arabia)	346,613	3,318,625
Amalgamated Financial Corp.	9,949	224,350
Ameris Bancorp	2,852	127,513
Associated Banc-Corp.	5,638	113,211
Atlantic Union Bankshares Corp.	6,439	195,617
Banco Bilbao Vizcaya Argentaria SA (Spain)	576,517	2,589,461
Banco do Brasil SA (Brazil)	117,500	839,045
Banco Santander SA (Spain)	1,080,902	2,512,285
Bank Central Asia Tbk PT (Indonesia)	5,713,600	3,189,550
Bank Leumi Le-Israel BM (Israel)	276,086	2,350,856
Bank Mandiri Persero Tbk PT (Indonesia)	3,198,200	1,960,963
Bank of America Corp.	246,077	7,431,525
Bank of Ireland Group PLC (Ireland)	500,871	3,201,816
Banner Corp.	4,269	252,213
BNP Paribas SA (France)	39,446	1,665,306
Brookline Bancorp, Inc.	8,091	94,260
Cathay General Bancorp	13,833	532,017
Central Pacific Financial Corp.	4,609	95,360
China Merchants Bank Co., Ltd. Class H (China)	213,000	985,473
Citigroup, Inc.	292,738	12,198,393
ConnectOne Bancorp, Inc.	3,773	87,005
Customers Bancorp, Inc. †	11,911	351,136
DBS Group Holdings, Ltd. (Singapore)	294,700	6,813,455
DNB Bank ASA (Norway)	67,210	1,064,066
Eagle Bancorp, Inc.	3,169	142,035
East West Bancorp, Inc.	27,500	1,846,350
Fifth Third Bancorp	22,500	719,100
First BanCorp/Puerto Rico (Puerto Rico)	42,881	586,612
First Bancshares, Inc. (The)	3,432	102,514
First Busey Corp.	5,303	116,560
First Commonwealth Financial Corp.	8,229	105,660
First Financial Corp./IN	2,769	125,131
First Foundation, Inc.	5,466	99,153
Flagstar Bancorp, Inc.	14,746	492,516
Fulton Financial Corp.	22,362	353,320
Great Southern Bancorp, Inc.	1,728	98,617
Grupo Financiero Banorte SAB de CV Class O (Mexico)	364,873	2,337,311
Hana Financial Group, Inc. (South Korea)	81,034	1,990,232
Hancock Whitney Corp.	14,232	651,968
Hanmi Financial Corp.	6,869	162,658
Hilltop Holdings, Inc.	4,234	105,215
HomeStreet, Inc.	2,909	83,808
Hope Bancorp, Inc.	28,413	359,140
Horizon Bancorp, Inc./IN	6,040	108,478
ICICI Bank, Ltd. (India)	530,841	5,560,643
Independent Bank Corp./MI	3,008	57,453
International Bancshares Corp.	2,956	125,630

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Banking cont.
Israel Discount Bank, Ltd. Class A (Israel)	154,341	$775,415
JPMorgan Chase & Co.	142,618	14,903,582
KeyCorp	38,529	617,235
Lloyds Banking Group PLC (United Kingdom)	778,138	355,504
Midland States Bancorp, Inc.	3,053	71,959
Mitsubishi UFJ Financial Group, Inc. (Japan)	770,700	3,475,415
Mizrahi Tefahot Bank, Ltd. (Israel)	6,926	242,017
National Australia Bank, Ltd. (Australia)	122,462	2,245,487
National Bank Holdings Corp. Class A	4,140	153,139
NBT Bancorp, Inc.	5,389	204,513
Nicolet Bankshares, Inc. †	598	42,123
OceanFirst Financial Corp.	8,429	157,117
OFG Bancorp (Puerto Rico)	7,437	186,892
Pathward Financial, Inc.	9,014	297,101
Peapack-Gladstone Financial Corp.	2,275	76,554
Peoples Bancorp, Inc./OH	1,802	52,132
PNC Financial Services Group, Inc. (The)	34,386	5,137,956
Preferred Bank/Los Angeles CA	1,887	123,089
QCR Holdings, Inc.	1,983	101,014
S&T Bancorp, Inc.	3,848	112,785
Silvergate Capital Corp. Class A †	509	38,353
SouthState Corp.	1,276	100,957
State Street Corp.	24,098	1,465,399
UBS Group AG (Switzerland)	134,293	1,939,992
UMB Financial Corp.	7,125	600,566
Umpqua Holdings Corp.	29,700	507,573
United Overseas Bank, Ltd. (Singapore)	84,700	1,537,854
Washington Federal, Inc.	7,989	239,510
Wells Fargo & Co.	136,017	5,470,604
WesBanco, Inc.	7,399	246,905
Wintrust Financial Corp.	9,343	761,922
		111,098,742
Basic materials (3.2%)
AdvanSix, Inc.	8,320	267,072
Alcoa Corp.	16,234	546,436
American Vanguard Corp.	5,334	99,746
Anglo American PLC (London Exchange) (United Kingdom)	136,549	4,124,924
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	20,625	616,152
Arcosa, Inc.	765	43,743
Arkema SA (France)	3,015	219,896
Atkore, Inc. †	6,805	529,497
Balchem Corp.	709	86,200
BHP Group, Ltd. (ASE Exchange) (Australia)	109,537	2,728,009
BHP Group, Ltd. (London Exchange) (Australia)	11,278	283,248
BlueScope Steel, Ltd. (Australia)	33,939	328,339
Boise Cascade Co.	8,249	490,486
Boliden AB (Sweden)	8,030	248,344
Celanese Corp.	7,540	681,164
CF Industries Holdings, Inc.	49,824	4,795,560

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (74.2%)* cont.	Shares	Value
Basic materials cont.
Clearwater Paper Corp. †	2,401	$90,278
Codexis, Inc. †	44,239	268,088
Compagnie de Saint-Gobain (France)	48,499	1,729,660
Constellium SE (France) †	36,484	369,948
Corteva, Inc.	168,384	9,623,146
CRH PLC (Ireland)	170,297	5,453,126
Dow, Inc.	16,488	724,318
DuPont de Nemours, Inc.	58,000	2,923,200
Eastman Chemical Co.	28,499	2,024,854
Eiffage SA (France)	17,820	1,426,535
Fertiglobe PLC (United Arab Emirates)	191,905	298,089
Freeport-McMoRan, Inc. (Indonesia)	162,466	4,440,196
Glencore PLC (United Kingdom)	155,335	820,252
Innospec, Inc.	3,577	306,442
Intrepid Potash, Inc. †	3,154	124,804
LightWave Logic, Inc. †	30,276	222,226
Linde PLC	5,863	1,603,336
LyondellBasell Industries NV Class A	10,242	771,018
Materion Corp.	1,469	117,520
Mineral Resources, Ltd. (Australia)	8,063	337,518
Minerals Technologies, Inc.	3,912	193,292
Misumi Group, Inc. (Japan)	9,100	193,611
Mueller Industries, Inc.	8,896	528,778
Nitto Denko Corp. (Japan)	22,600	1,225,400
NV5 Global, Inc. †	1,049	129,887
OCI NV (Netherlands)	25,615	941,886
Olin Corp.	15,484	663,954
Orion Engineered Carbons SA (Luxembourg)	6,994	93,370
PotlatchDeltic Corp. R	12,092	496,256
PPG Industries, Inc.	27,361	3,028,589
Rio Tinto PLC (United Kingdom)	48,085	2,604,453
Rio Tinto, Ltd. (Australia)	26,776	1,593,516
Sealed Air Corp.	15,692	698,451
Sensient Technologies Corp.	1,442	99,988
Sherwin-Williams Co. (The)	13,945	2,855,239
Shin-Etsu Chemical Co., Ltd. (Japan)	18,700	1,856,978
Simpson Manufacturing Co., Inc.	2,192	171,853
South32, Ltd. (Australia)	213,514	493,514
Standex International Corp.	1,751	142,969
Stepan Co.	1,031	96,574
Sterling Construction Co., Inc. †	5,753	123,517
TopBuild Corp. †	4,400	725,032
Tronox Holdings PLC Class A	37,731	462,205
UFP Industries, Inc.	8,237	594,382
Vale Indonesia Tbk PT (Indonesia) †	1,247,000	519,078
WestRock Co.	21,422	661,726
Weyerhaeuser Co. R	87,146	2,488,890
Yunnan Energy New Material Co., Ltd. Class A (China)	32,100	787,725
		74,234,483

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Capital goods (3.7%)
A.O. Smith Corp.	14,500	$704,410
Aerojet Rocketdyne Holdings, Inc. †	14,927	596,931
Albany International Corp. Class A	1,511	119,112
Allison Transmission Holdings, Inc.	28,000	945,280
Altra Industrial Motion Corp.	12,722	427,714
American Axle & Manufacturing Holdings, Inc. †	44,740	305,574
BAE Systems PLC (United Kingdom)	66,238	581,956
Ball Corp.	40,250	1,944,880
Barnes Group, Inc.	3,084	89,066
Belden, Inc.	1,857	111,457
Carrier Global Corp.	21,155	752,272
Casella Waste Systems, Inc. Class A †	1,509	115,273
Caterpillar, Inc.	4,400	721,952
Clean Harbors, Inc. †	6,250	687,375
CTS Corp.	3,520	146,608
Cummins, Inc.	3,563	725,106
Dassault Aviation SA (France)	4,665	529,821
Deere & Co.	9,755	3,257,097
Eaton Corp. PLC	5,585	744,816
Emerson Electric Co.	15,800	1,156,876
Encore Wire Corp.	2,154	248,873
ESCO Technologies, Inc.	1,839	135,056
Fortive Corp.	74,941	4,369,060
Franklin Electric Co., Inc.	1,392	113,740
Fuji Electric Co., Ltd. (Japan)	17,600	645,149
GEA Group AG (Germany)	29,727	972,084
General Dynamics Corp.	37,500	7,956,375
Gentherm, Inc. †	1,669	82,999
GrafTech International, Ltd.	70,410	303,467
HEICO Corp.	5,101	734,442
Heritage-Crystal Clean, Inc. †	3,130	92,554
Hillenbrand, Inc.	12,710	466,711
Honeywell International, Inc.	33,398	5,576,464
Ingersoll Rand, Inc.	66,725	2,886,524
ITT, Inc.	10,279	671,630
Johnson Controls International PLC	111,274	5,476,907
Kaman Corp.	3,556	99,319
KEI Industries, Ltd. (India)	33,020	581,536
Komatsu, Ltd. (Japan)	92,100	1,665,528
Legrand SA (France)	31,037	2,005,266
LKQ Corp.	15,300	721,395
Lockheed Martin Corp.	20,500	7,918,945
Mitsubishi Heavy Industries, Ltd. (Japan)	3,100	103,355
Moog, Inc. Class A	4,640	326,424
MRC Global, Inc. †	17,557	126,235
MYR Group, Inc. †	1,428	120,994
National Presto Industries, Inc.	1,496	97,315
Nordson Corp.	3,400	721,718
Northrop Grumman Corp.	12,887	6,061,014

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (74.2%)* cont.	Shares	Value
Capital goods cont.
O-I Glass, Inc. †	31,652	$409,893
Otis Worldwide Corp.	11,200	714,560
Parker Hannifin Corp.	2,737	663,202
Raytheon Technologies Corp.	66,519	5,445,246
Republic Services, Inc.	13,700	1,863,748
Rheinmetall AG (Germany)	11,714	1,814,410
Ryerson Holding Corp.	10,041	258,455
Shyft Group, Inc. (The)	5,383	109,975
Spirax-Sarco Engineering PLC (United Kingdom)	8,649	993,514
Sturm Ruger & Co., Inc.	1,904	96,704
Terex Corp.	16,711	496,985
Tetra Tech, Inc.	5,557	714,241
Textron, Inc.	19,800	1,153,548
Titan International, Inc. †	11,545	140,156
Titan Machinery, Inc. †	5,137	145,172
TransDigm Group, Inc.	3,859	2,025,280
Vinci SA (France)	513	41,207
Waste Connections, Inc.	19,222	2,597,469
Waste Management, Inc.	4,600	736,966
Watts Water Technologies, Inc. Class A	824	103,602
Zurn Water Solutions Corp.	20,716	507,542
		86,976,530
Communication services (1.8%)
American Tower Corp. R	37,870	8,130,689
AT&T, Inc.	352,777	5,411,599
Cambium Networks Corp. †	5,835	98,728
Charter Communications, Inc. Class A †	6,769	2,053,376
Comcast Corp. Class A	124,246	3,644,135
Crown Castle International Corp. R	4,800	693,840
Deutsche Telekom AG (Germany)	107,510	1,842,945
EchoStar Corp. Class A †	14,130	232,721
KDDI Corp. (Japan)	92,600	2,715,952
Koninklijke KPN NV (Netherlands)	491,592	1,332,079
Liberty Latin America, Ltd. Class C (Chile) †	54,184	333,232
MTN Group, Ltd. (South Africa)	112,254	736,992
Nippon Telegraph & Telephone Corp. (Japan)	85,900	2,317,411
SK Telecom Co., Ltd. (South Korea)	49,317	1,742,075
T-Mobile US, Inc. †	28,021	3,759,578
Telstra Corp., Ltd. (Australia)	897,623	2,200,026
Verizon Communications, Inc.	114,715	4,355,729
		41,601,107
Communications equipment (0.1%)
arista Networks, Inc. †	7,700	869,253
Telefonaktiebolaget LM Ericsson Class B (Sweden)	340,386	1,982,316
Viavi Solutions, Inc. †	7,957	103,839
		2,955,408
Computers (5.2%)
A10 Networks, Inc.	34,964	463,972
Adeia, Inc.	25,668	362,946
Agilysys, Inc. †	3,180	176,013

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Computers cont.
Altair Engineering, Inc. Class A †	1,972	$87,202
Apple, Inc.	567,956	78,491,519
Avid Technology, Inc. †	17,348	403,514
Calix, Inc. †	5,871	358,953
Cisco Systems, Inc./Delaware	169,200	6,768,000
CommVault Systems, Inc. †	9,433	500,326
Crowdstrike Holdings, Inc. Class A †	15,052	2,480,720
Dropbox, Inc. Class A †	35,167	728,660
Enfusion, Inc. Class A †	9,001	111,072
Extreme Networks, Inc. †	41,861	547,123
Fortinet, Inc. †	14,820	728,107
Fujitsu, Ltd. (Japan)	18,400	1,984,301
MongoDB, Inc. †	3,628	720,376
MSCI, Inc.	7,240	3,053,760
NetApp, Inc.	5,700	352,545
NetScout Systems, Inc. †	4,200	131,544
OneSpan, Inc. †	7,672	66,056
Pure Storage, Inc. Class A †	120,786	3,305,913
Qualys, Inc. †	4,900	683,011
RingCentral, Inc. Class A †	17,900	715,284
ServiceNow, Inc. †	6,203	2,342,315
Smartsheet, Inc. Class A †	22,449	771,348
Snowflake, Inc. Class A †	24,551	4,172,688
SolarWinds Corp. †	11,195	86,761
Sprout Social, Inc. Class A †	9,355	567,661
SS&C Technologies Holdings, Inc.	13,857	661,672
Sumo Logic, Inc. †	34,543	259,073
Super Micro Computer, Inc. †	9,983	549,764
Synopsys, Inc. †	25,500	7,790,505
Vimeo, Inc. †	18,427	73,708
Zscaler, Inc. †	4,400	723,228
		121,219,640
Conglomerates (0.6%)
3M Co.	6,212	686,426
AMETEK, Inc.	36,750	4,167,818
General Electric Co.	20,146	1,247,239
Marubeni Corp. (Japan)	262,500	2,304,691
Mitsubishi Corp. (Japan)	134,500	3,693,875
Mitsui & Co., Ltd. (Japan)	23,500	504,168
SPX Technologies, Inc. †	4,537	250,533
		12,854,750
Consumer cyclicals (10.6%)
Abercrombie & Fitch Co. Class A †	6,657	103,516
Amazon.com, Inc. †	342,673	38,722,049
Aristocrat Leisure, Ltd. (Australia)	95,740	1,998,043
Arrowhead Pharmaceuticals, Inc. †	14,540	480,547
Automatic Data Processing, Inc.	3,600	814,284
Autonation, Inc. †	7,200	733,464
AutoZone, Inc. †	3,300	7,068,369
Bandai Namco Holdings, Inc. (Japan)	14,200	927,447

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (74.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Beazer Homes USA, Inc. †	11,499	$111,195
BJ’s Wholesale Club Holdings, Inc. †	63,180	4,600,136
Bluegreen Vacations Holding Corp.	2,714	44,835
BlueLinx Holdings, Inc. †	2,985	185,369
Booking Holdings, Inc. †	7,069	11,615,851
Booz Allen Hamilton Holding Corp.	22,806	2,106,134
Boyd Gaming Corp.	14,700	700,455
Brambles, Ltd. (Australia)	128,053	929,106
Buckle, Inc. (The)	3,332	105,491
Caleres, Inc.	16,671	403,772
Capri Holdings, Ltd. †	16,100	618,884
Casey’s General Stores, Inc.	1,800	364,536
Centre Testing International Group Co., Ltd. Class A (China)	309,569	887,947
Choice Hotels International, Inc.	6,711	734,989
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	266,000	498,012
Cie Financiere Richemont SA Class A (Switzerland)	7,302	685,171
Cintas Corp.	2,376	922,339
CoStar Group, Inc. †	26,541	1,848,581
CRA International, Inc.	1,365	121,130
Crocs, Inc. †	1,892	129,905
Daiwa House Industry Co., Ltd. (Japan)	35,800	729,572
Dillard’s, Inc. Class A	1,841	502,151
Dixon Technologies (India), Ltd. (India)	7,654	408,597
Dollar General Corp.	3,175	761,556
Entravision Communications Corp. Class A	10,652	42,288
Expedia Group, Inc. †	27,364	2,563,733
Experian PLC (United Kingdom)	102,571	3,007,096
FactSet Research Systems, Inc.	1,989	795,819
Flutter Entertainment PLC (Ireland) †	12,931	1,417,163
Foot Locker, Inc.	2,603	81,031
Ford Motor Co.	63,614	712,477
Gartner, Inc. †	17,984	4,975,993
General Motors Co.	102,956	3,303,858
Genuine Parts Co.	12,300	1,836,636
GMS, Inc. †	6,197	247,942
Golden Entertainment, Inc. †	5,165	180,207
Goodyear Tire & Rubber Co. (The) †	15,700	158,413
Group 1 Automotive, Inc.	700	100,009
Hackett Group, Inc. (The)	6,971	123,526
Hermes International (France)	2,432	2,858,469
Hilton Worldwide Holdings, Inc.	23,618	2,848,803
Home Depot, Inc. (The)	11,229	3,098,531
ICF International, Inc.	1,111	121,121
iHeartMedia, Inc. Class A †	12,497	91,603
Industria de Diseno Textil SA (Spain)	69,009	1,425,408
InterContinental Hotels Group PLC (United Kingdom)	26,966	1,293,710
International Game Technology PLC	31,990	505,442
Interpublic Group of Cos., Inc. (The)	28,200	721,920
Jardine Matheson Holdings, Ltd. (Hong Kong)	12,200	617,641

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Consumer cyclicals cont.
JD Sports Fashion PLC (United Kingdom)	1,923,799	$2,101,189
Knorr-Bremse AG (Germany)	11,741	509,043
Kontoor Brands, Inc.	2,929	98,444
La Francaise des Jeux SAEM (France)	18,860	558,041
Laureate Education, Inc.	42,522	448,607
Li Ning Co., Ltd. (China)	184,500	1,402,055
Light & Wonder, Inc. †	9,193	394,196
Live Nation Entertainment, Inc. †	35,951	2,733,714
LiveRamp Holdings, Inc. †	15,435	280,300
Lowe’s Cos., Inc.	4,096	769,270
Lululemon Athletica, Inc. (Canada) †	12,224	3,417,341
LVMH Moet Hennessy Louis Vuitton SA (France)	11,756	6,910,589
Macy’s, Inc.	46,800	733,356
MarineMax, Inc. †	2,960	88,178
Marriott International, Inc./MD Class A	5,400	756,756
Masonite International Corp. †	1,809	128,964
Mastercard, Inc. Class A	25,292	7,191,527
MasterCraft Boat Holdings, Inc. †	4,575	86,239
Medifast, Inc.	808	87,555
Modine Manufacturing Co. †	16,354	211,621
Moncler SpA (Italy)	50,620	2,078,445
Movado Group, Inc.	3,085	86,935
Murphy USA, Inc.	459	126,184
NeoGames SA (Israel) †	4,313	55,638
Network International Holdings PLC (United Arab Emirates) †	702,876	2,379,956
New York Times Co. (The) Class A	25,688	738,530
News Corp. Class A	45,913	693,745
Nexstar Media Group, Inc. Class A	4,139	690,592
Nike, Inc. Class B	44,655	3,711,724
Nintendo Co., Ltd. (Japan)	67,200	2,721,107
NVR, Inc. †	185	737,610
O’Reilly Automotive, Inc. †	9,947	6,996,223
Owens Corning	8,800	691,768
Oxford Industries, Inc.	1,398	125,512
Pan Pacific International Holdings Corp. (Japan)	64,400	1,131,636
Pandora A/S (Denmark)	21,647	1,008,255
Payoneer Global, Inc. †	20,083	121,502
PayPal Holdings, Inc. †	7,900	679,953
Penske Automotive Group, Inc.	7,300	718,539
Pitney Bowes, Inc.	66,456	154,842
Porsche Automobil Holding SE (Preference) (Germany)	8,063	459,301
PROG Holdings, Inc. †	5,546	83,079
Publicis Groupe SA (France)	33,012	1,562,056
PulteGroup, Inc.	87,789	3,292,088
RE/MAX Holdings, Inc. Class A	4,820	91,146
Red Rock Resorts, Inc. Class A	15,484	530,482
Sabre Corp. †	7,540	38,831
Scholastic Corp.	2,926	90,004
Signet Jewelers, Ltd.	9,635	551,026

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (74.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Skyline Champion Corp. †	10,405	$550,112
Smith & Wesson Brands, Inc.	35,348	366,559
Sonos, Inc. †	6,521	90,642
Sony Group Corp. (Japan)	31,500	2,027,413
SP Plus Corp. †	3,196	100,099
Stellantis NV (Italy)	207,486	2,451,710
Steven Madden, Ltd.	3,345	89,211
StoneCo., Ltd. Class A (Brazil) †	4,965	47,316
Tapestry, Inc.	23,000	653,890
Target Corp.	19,162	2,843,449
TechnoPro Holdings, Inc. (Japan)	23,100	485,608
Terminix Global Holdings, Inc. †	20,800	796,432
Tesla, Inc. †	80,369	21,317,878
Thomson Reuters Corp. (Canada)	28,977	2,974,582
Toast, Inc. Class A †	53,400	892,848
Toll Brothers, Inc.	24,478	1,028,076
Toyota Motor Corp. (Japan)	27,400	356,661
TRI Pointe Homes, Inc. †	26,592	401,805
TuSimple Holdings, Inc. Class A †	14,524	110,382
United Rentals, Inc. †	8,557	2,311,417
Universal Music Group NV (Netherlands)	278,039	5,241,058
Vail Resorts, Inc.	3,543	764,013
Vista Outdoor, Inc. †	13,995	340,358
Visteon Corp. †	5,318	564,027
Volkswagen AG (Preference) (Germany)	20,223	2,497,921
Volvo AB Class B (Sweden)	29,483	416,012
Volvo Car AB Class B (Sweden) †	116,634	503,003
WalMart de Mexico (Walmex) SAB de CV (Mexico)	729,384	2,561,599
Walmart, Inc.	84,826	11,001,932
Walt Disney Co. (The) †	6,735	635,313
Warner Bros Discovery, Inc. †	58,357	671,106
Wesfarmers, Ltd. (Australia)	66,168	1,798,309
Wolters Kluwer NV (Netherlands)	28,170	2,742,661
World Fuel Services Corp.	13,075	306,478
Worldline SA/France (France) †	57,885	2,263,602
Wyndham Hotels & Resorts, Inc.	10,900	668,715
		248,118,163
Consumer finance (0.8%)
American Express Co.	5,154	695,326
Capital One Financial Corp.	45,848	4,225,810
Discover Financial Services	46,863	4,260,784
Encore Capital Group, Inc. †	3,320	150,994
Enova International, Inc. †	3,364	98,464
International Money Express, Inc. †	11,862	270,335
Mr. Cooper Group, Inc. †	13,849	560,885
Navient Corp.	36,255	532,586
PennyMac Financial Services, Inc.	9,661	414,457
SLM Corp.	50,713	709,475

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Consumer finance cont.
Synchrony Financial	22,722	$640,533
Visa, Inc. Class A	36,905	6,556,173
		19,115,822
Consumer staples (6.5%)
ACCO Brands Corp.	19,712	96,589
Airbnb, Inc. Class A †	34,299	3,602,767
Albertsons Cos., Inc. Class A	27,600	686,136
Asahi Group Holdings, Ltd. (Japan)	87,000	2,698,856
Bloomin’ Brands, Inc.	6,596	120,905
British American Tobacco PLC (United Kingdom)	39,824	1,424,082
Cargurus, Inc. †	21,407	303,337
Cars.com, Inc. †	13,419	154,319
ChannelAdvisor Corp. †	7,504	170,041
China Mengniu Dairy Co., Ltd. (China)	393,000	1,541,483
Chipotle Mexican Grill, Inc. †	2,080	3,125,741
CK Hutchison Holdings, Ltd. (Hong Kong)	661,500	3,632,656
Coca-Cola Co. (The)	280,437	15,710,081
Coca-Cola Consolidated, Inc.	1,133	466,490
Coca-Cola Europacific Partners PLC (United Kingdom)	78,196	3,332,714
Coca-Cola HBC AG (Italy)	39,060	822,005
Coles Group, Ltd. (Australia)	138,828	1,460,565
Colgate-Palmolive Co.	10,158	713,600
Copart, Inc. †	7,000	744,800
CoreCivic, Inc. †	25,836	228,390
Costco Wholesale Corp.	17,290	8,165,548
Dave & Buster’s Entertainment, Inc. †	5,240	162,597
Diageo PLC (United Kingdom)	167,459	7,019,169
Dino Polska SA (Poland) †	15,535	941,949
DoorDash, Inc. Class A †	12,700	628,015
Estee Lauder Cos., Inc. (The) Class A	12,686	2,738,907
Ferguson PLC (United Kingdom)	19,847	2,066,622
FIGS, Inc. Class A †	5,089	41,984
G-III Apparel Group, Ltd. †	4,971	74,316
Hain Celestial Group, Inc. (The) †	5,376	90,747
Haleon PLC (United Kingdom) †	127,812	395,462
Heidrick & Struggles International, Inc.	6,780	176,212
Herc Holdings, Inc.	1,051	109,178
Hershey Co. (The)	20,717	4,567,477
Hostess Brands, Inc. †	27,245	633,174
Imperial Brands PLC (United Kingdom)	110,550	2,281,286
Ingles Markets, Inc. Class A	2,690	213,075
ITOCHU Corp. (Japan)	98,400	2,384,811
Itron, Inc. †	10,902	459,083
JD.com, Inc. Class A (China)	67,320	1,699,918
JD.com, Inc. ADR (China)	10,649	535,645
Jeronimo Martins SGPS SA (Portugal)	97,466	1,815,912
John B. Sanfilippo & Son, Inc.	1,468	111,172
Kesko Oyj Class B (Finland)	28,395	527,647
Keurig Dr Pepper, Inc.	114,924	4,116,578

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (74.2%)* cont.	Shares	Value
Consumer staples cont.
Kforce, Inc.	3,664	$214,894
Koninklijke Ahold Delhaize NV (Netherlands)	95,029	2,419,814
Korn Ferry	10,232	480,392
Kraft Heinz Co. (The)	21,700	723,695
L’Oreal SA (France)	10,195	3,246,271
ManpowerGroup, Inc.	10,700	692,183
McDonald’s Corp.	2,815	649,533
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	37,200	1,295,812
MercadoLibre, Inc. (Brazil) †	1,156	956,914
Mondelez International, Inc. Class A	12,700	696,341
Nestle SA (Switzerland)	26,586	2,878,722
Netflix, Inc. †	1,610	379,058
PepsiCo, Inc.	13,100	2,138,706
Perdoceo Education Corp. †	25,409	261,713
Philip Morris International, Inc.	119,616	9,929,324
Poshmark, Inc. Class A †	29,548	463,017
Primo Water Corp.	26,525	332,889
Procter & Gamble Co. (The)	141,146	17,819,683
Recruit Holdings Co., Ltd. (Japan)	39,800	1,148,756
Resideo Technologies, Inc. †	4,687	89,334
Resources Connection, Inc.	6,111	110,426
Sally Beauty Holdings, Inc. †	34,353	432,848
ScanSource, Inc. †	1,568	41,411
Shoprite Holdings, Ltd. (South Africa)	106,831	1,275,712
Simply Good Foods Co. (The) †	10,669	341,301
SpartanNash Co.	5,404	156,824
Sumber Alfaria Trijaya Tbk PT (Indonesia)	4,601,100	720,107
Sysco Corp.	9,345	660,785
TriNet Group, Inc. †	7,453	530,803
Tyson Foods, Inc. Class A	10,185	671,497
Uber Technologies, Inc. †	252,752	6,697,929
Udemy, Inc. †	9,955	120,356
Ulta Beauty, Inc. †	13,700	5,496,303
Unilever PLC (United Kingdom)	8,114	357,015
United Natural Foods, Inc. †	13,374	459,664
USANA Health Sciences, Inc. †	1,583	88,727
Vacasa, Inc. Class A †	67,955	208,622
Vector Group, Ltd.	27,947	246,213
Veritiv Corp. †	3,693	361,065
Wendy’s Co. (The)	38,300	715,827
WH Group, Ltd. (Hong Kong)	1,091,500	686,603
Yakult Honsha Co., Ltd. (Japan)	38,900	2,262,023
		152,451,153
Electronics (2.9%)
Advanced Micro Devices, Inc. †	40,446	2,562,659
Agilent Technologies, Inc.	7,489	910,288
Alpha & Omega Semiconductor, Ltd. †	12,226	376,072
Ambarella, Inc. †	1,591	89,382
ASPEED Technology, Inc. (Taiwan)	7,700	423,231

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Electronics cont.
Broadcom, Inc.	1,600	$710,416
CEVA, Inc. †	4,660	122,232
Enovix Corp. †	6,933	127,117
Hon Hai Precision Industry Co., Ltd. (Taiwan)	527,000	1,682,431
Hoya Corp. (Japan)	51,000	4,903,388
Keysight Technologies, Inc. †	4,600	723,856
Lattice Semiconductor Corp. †	32,671	1,607,740
LEENO Industrial, Inc. (South Korea)	4,899	421,669
Marvell Technology, Inc.	32,235	1,383,204
Minebea Mitsumi, Inc. (Japan)	113,900	1,689,327
Monolithic Power Systems, Inc.	1,831	665,385
Murata Manufacturing Co., Ltd. (Japan)	29,000	1,332,113
NVIDIA Corp.	117,473	14,260,048
NXP Semiconductors NV	10,063	1,484,393
Qualcomm, Inc.	117,250	13,246,905
Rambus, Inc. †	24,754	629,247
Samsung Electronics Co., Ltd. (South Korea)	90,071	3,309,508
Sartorius AG (Preference) (Germany)	2,984	1,042,217
Semtech Corp. †	10,987	323,128
Shenzhen Inovance Technology Co., Ltd. Class A (China)	143,150	1,156,326
Shimadzu Corp. (Japan)	45,400	1,181,758
Silergy Corp. (China)	8,000	104,867
Sinbon Electronics Co., Ltd. (Taiwan)	137,000	1,137,629
STMicroelectronics NV (France)	54,266	1,674,353
Synaptics, Inc. †	2,914	288,515
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	46,000	434,583
Texas Instruments, Inc.	11,431	1,769,290
Thales SA (France)	35,485	3,913,992
Vishay Intertechnology, Inc.	6,125	108,964
Vontier Corp.	66,820	1,116,562
		66,912,795
Energy (3.8%)
Alpha Metallurgical Resources, Inc.	2,135	292,153
APA Corp.	26,007	889,179
BP PLC (United Kingdom)	766,569	3,645,307
California Resources Corp.	14,195	545,514
Cheniere Energy, Inc.	34,600	5,740,486
Chevron Corp.	5,449	782,858
Chord Energy Corp.	7,638	1,044,650
ConocoPhillips	53,217	5,446,228
Delek US Holdings, Inc.	15,925	432,205
Denbury, Inc. †	7,709	664,978
Enphase Energy, Inc. †	2,400	665,928
Enterprise Products Partners LP	81,040	1,927,131
EOG Resources, Inc.	11,831	1,321,878
Equinor ASA (Norway)	66,102	2,180,281
Exxon Mobil Corp.	177,937	15,535,679
Fluence Energy, Inc. †	10,852	158,331
Golar LNG, Ltd. (Norway) †	11,032	274,917

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (74.2%)* cont.	Shares	Value
Energy cont.
Marathon Oil Corp.	192,506	$4,346,785
Marathon Petroleum Corp.	64,386	6,395,461
NOW, Inc. †	38,499	386,915
Occidental Petroleum Corp.	11,750	722,038
Oceaneering International, Inc. †	11,793	93,872
Orsted AS (Denmark)	4,872	387,677
PBF Energy, Inc. Class A †	18,747	659,145
PDC Energy, Inc.	12,560	725,842
PetroChina Co., Ltd. Class H (China)	2,524,000	1,037,912
Petroleo Brasileiro SA (Preference) (Brazil)	85,000	469,565
Phillips 66	9,167	739,960
PTT Exploration & Production PCL (Thailand)	272,400	1,159,072
Reliance Industries, Ltd. (India)	138,313	4,000,466
Shell PLC (London Exchange) (United Kingdom)	361,874	9,003,532
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	172,201	4,295,732
Shoals Technologies Group, Inc. Class A †	22,835	492,094
SM Energy Co.	16,725	629,027
SunCoke Energy, Inc.	22,476	130,586
Talos Energy, Inc. †	27,501	457,892
Targa Resources Corp.	79,500	4,797,030
Valero Energy Corp.	40,799	4,359,373
Warrior Met Coal, Inc.	17,577	499,890
Weatherford International PLC	16,093	519,643
		87,857,212
Financial (0.9%)
3i Group PLC (United Kingdom)	102,292	1,228,237
Ally Financial, Inc.	20,700	576,081
Apollo Global Management, Inc.	40,559	1,885,994
BGC Partners, Inc. Class A	80,449	252,610
Carlyle Group, Inc. (The)	34,223	884,322
Deutsche Boerse AG (Germany)	24,815	4,085,468
Intercontinental Exchange, Inc.	7,900	713,765
Japan Exchange Group, Inc. (Japan)	127,800	1,727,597
KB Financial Group, Inc. (South Korea)	63,045	1,909,675
London Stock Exchange Group PLC (United Kingdom)	43,577	3,674,565
MGIC Investment Corp.	82,651	1,059,586
Partners Group Holding AG (Switzerland)	2,762	2,218,902
Radian Group, Inc.	6,024	116,203
Singapore Exchange, Ltd. (Singapore)	99,500	652,337
		20,985,342
Health care (11.0%)
2seventy bio, Inc. †	7,359	107,073
Abbott Laboratories	136,383	13,196,419
AbbVie, Inc.	91,863	12,328,933
ABIOMED, Inc. †	3,031	744,595
ACADIA Pharmaceuticals, Inc. †	7,470	122,209
Adaptive Biotechnologies Corp. †	57,859	411,956
Agenus, Inc. †	145,105	297,465
Alector, Inc. †	29,782	281,738

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Health care cont.
Alkermes PLC †	23,267	$519,552
Allscripts Healthcare Solutions, Inc. †	33,839	515,368
AmerisourceBergen Corp.	5,504	744,856
Amgen, Inc.	3,125	704,375
AMN Healthcare Services, Inc. †	6,175	654,303
Amylyx Pharmaceuticals, Inc. †	6,342	178,527
AngioDynamics, Inc. †	5,566	113,880
Apollo Hospitals Enterprise, Ltd. (India)	21,136	1,131,488
Arcellx, Inc. †	5,317	99,800
Arvinas, Inc. †	2,390	106,331
AstraZeneca PLC (United Kingdom)	91,099	10,018,163
AstraZeneca PLC ADR (United Kingdom)	78,036	4,279,494
AtriCure, Inc. †	3,147	123,048
Avanos Medical, Inc. †	9,109	198,394
Bio-Rad Laboratories, Inc. Class A †	1,868	779,218
BioCryst Pharmaceuticals, Inc. †	11,417	143,854
Biohaven Pharmaceutical Holding Co., Ltd. †	5,863	886,310
Boston Scientific Corp. †	20,002	774,677
Bristol-Myers Squibb Co.	101,743	7,232,910
Brookdale Senior Living, Inc. †	24,151	103,125
Cara Therapeutics, Inc. †	12,299	115,119
Cardinal Health, Inc.	13,436	895,912
Catalyst Pharmaceuticals, Inc. †	7,159	91,850
Chugai Pharmaceutical Co., Ltd. (Japan)	75,900	1,895,152
Cigna Corp.	19,361	5,372,097
Computer Programs and Systems, Inc. †	3,560	99,253
Corcept Therapeutics, Inc. †	5,286	135,533
Crinetics Pharmaceuticals, Inc. †	6,446	126,599
CSL, Ltd. (Australia)	885	160,471
CVS Health Corp.	120,195	11,462,997
Danaher Corp.	34,450	8,898,090
DexCom, Inc. †	29,454	2,372,225
Eagle Pharmaceuticals, Inc./DE †	3,072	81,162
Edwards Lifesciences Corp. †	8,599	710,535
Elevance Health, Inc.	11,138	5,059,325
Eli Lilly and Co.	48,743	15,761,049
Enanta Pharmaceuticals, Inc. †	8,867	459,931
Euroapi SA (France) †	1,287	21,429
Eurofins Scientific (Luxembourg)	7,199	426,891
Exelixis, Inc. †	46,900	735,392
FibroGen, Inc. †	32,011	416,463
Forma Therapeutics Holdings, Inc. †	14,177	282,831
Fresenius SE & Co. KGaA (Germany)	15,953	341,701
Fulgent Genetics, Inc. †	9,516	362,750
Getinge AB Class B (Sweden)	34,095	585,212
Ginkgo Bioworks Holdings, Inc. †	248,500	775,320
Glaukos Corp. †	3,079	163,926
GlaxoSmithKline PLC (United Kingdom)	99,531	1,451,758
HCA Healthcare, Inc.	11,505	2,114,504

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (74.2%)* cont.	Shares	Value
Health care cont.
Hologic, Inc. †	11,700	$754,884
Humana, Inc.	10,114	4,907,212
ICON PLC (Ireland) †	7,603	1,397,279
IDEXX Laboratories, Inc. †	3,857	1,256,611
IGM Biosciences, Inc. †	5,740	130,528
Illumina, Inc. †	3,909	745,798
ImmunityBio, Inc. †	47,959	238,356
ImmunoGen, Inc. †	57,240	273,607
Inari Medical, Inc. †	1,596	115,933
Incyte Corp. †	10,691	712,448
Inspire Medical Systems, Inc. †	3,799	673,829
Integer Holdings Corp. †	1,711	106,476
Intercept Pharmaceuticals, Inc. †	8,846	123,402
Intuitive Surgical, Inc. †	7,680	1,439,539
Ipsen SA (France)	7,335	677,428
IQVIA Holdings, Inc. †	25,088	4,544,440
IVERIC bio, Inc. †	6,403	114,870
Johnson & Johnson	4,692	766,485
Laboratory Corp. of America Holdings	3,316	679,150
Lantheus Holdings, Inc. †	9,034	635,361
LivaNova PLC (United Kingdom) †	9,828	498,968
Lonza Group AG (Switzerland)	8,701	4,231,373
M3, Inc. (Japan)	6,900	190,265
Max Healthcare Institute, Ltd. (India) †	232,008	1,160,769
McKesson Corp.	21,334	7,250,786
Medpace Holdings, Inc. †	784	123,221
Medtronic PLC	49,800	4,021,350
Merck & Co., Inc.	209,167	18,013,462
Merck KGaA (Germany)	34,150	5,573,398
Mettler-Toledo International, Inc. †	600	650,472
Molina Healthcare, Inc. †	7,800	2,572,752
Mouwasat Medical Services Co. (Saudi Arabia)	8,195	430,885
NextGen Healthcare, Inc. †	15,697	277,837
NGM Biopharmaceuticals, Inc. †	10,322	135,012
Novartis AG (Switzerland)	61,938	4,721,735
Novo Nordisk A/S Class B (Denmark)	46,509	4,635,738
Ono Pharmaceutical Co., Ltd. (Japan)	33,800	786,255
Option Care Health, Inc. †	21,337	671,475
Orthofix Medical, Inc. (Netherlands) †	4,482	85,651
Pfizer, Inc.	144,326	6,315,706
Prometheus Biosciences, Inc. †	10,221	603,141
Prothena Corp. PLC (Ireland) †	4,133	250,584
PTC Therapeutics, Inc. †	10,695	536,889
RAPT Therapeutics, Inc. †	6,163	148,282
Regeneron Pharmaceuticals, Inc. †	10,741	7,399,153
Relay Therapeutics, Inc. †	16,739	374,451
Roche Holding AG (Switzerland)	18,431	6,009,594
Sabra Health Care REIT, Inc. R	27,282	357,940
Sanofi (France)	60,540	4,620,429

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Health care cont.
Sartorius Stedim Biotech (France)	2,930	$895,680
Select Medical Holdings Corp.	5,953	131,561
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	23,200	979,634
Sonic Healthcare, Ltd. (Australia)	78,569	1,528,812
STAAR Surgical Co. †	7,532	531,383
Sun Pharmaceutical Industries, Ltd. (India)	69,617	810,838
Theravance Biopharma, Inc. (Cayman Islands) †	28,521	289,203
Thermo Fisher Scientific, Inc.	10,173	5,159,644
Travere Therapeutics, Inc. †	13,789	339,761
Tricida, Inc. †	12,321	129,124
UnitedHealth Group, Inc.	25,940	13,100,738
Vanda Pharmaceuticals, Inc. †	10,623	104,955
Vertex Pharmaceuticals, Inc. †	33,800	9,786,452
Veru, Inc. †	8,990	103,565
Vir Biotechnology, Inc. †	21,602	416,487
Waters Corp. †	2,600	700,778
Xencor, Inc. †	6,571	170,715
ZimVie, Inc. †	3,328	32,847
		256,326,924
Insurance (2.1%)
AIA Group, Ltd. (Hong Kong)	200,600	1,665,493
Alleghany Corp. †	1,000	839,370
American Equity Investment Life Holding Co.	3,789	141,292
American Financial Group, Inc.	6,450	792,899
American International Group, Inc.	75,619	3,590,390
AMERISAFE, Inc.	2,369	110,703
Arch Capital Group, Ltd. †	16,780	764,161
Argo Group International Holdings, Ltd. (Bermuda)	5,192	99,998
Assured Guaranty, Ltd.	66,909	3,241,741
Aviva PLC (United Kingdom)	287,536	1,235,024
AXA SA (France)	229,744	5,030,188
Berkshire Hathaway, Inc. Class B †	3,370	899,857
Brown & Brown, Inc.	23,600	1,427,328
Chubb, Ltd.	4,156	755,893
CNO Financial Group, Inc.	27,878	500,968
Donegal Group, Inc. Class A	3,286	44,328
Employers Holdings, Inc.	3,168	109,264
Equitable Holdings, Inc.	125,395	3,304,158
Essent Group, Ltd.	16,843	587,315
Genworth Financial, Inc. Class A †	144,462	505,617
Gjensidige Forsikring ASA (Norway)	27,419	469,181
Horace Mann Educators Corp.	10,998	388,119
Jackson Financial, Inc. Class A	19,665	545,704
Japan Post Holdings Co., Ltd. (Japan)	339,400	2,247,374
Loews Corp.	13,900	692,776
MetLife, Inc.	103,300	6,278,574
NN Group NV (Netherlands)	6,238	242,788
Old Republic International Corp.	32,593	682,171
Ping An Insurance Group Co. of China, Ltd. Class H (China)	249,500	1,240,591

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (74.2%)* cont.	Shares	Value
Insurance cont.
ProAssurance Corp.	6,025	$117,548
Prudential PLC (United Kingdom)	266,048	2,613,942
Reinsurance Group of America, Inc.	9,346	1,175,820
Safety Insurance Group, Inc.	1,228	100,156
Sampo Oyj Class A (Finland)	9,015	384,738
Selective Insurance Group, Inc.	1,608	130,891
Stewart Information Services Corp.	5,304	231,467
Tokio Marine Holdings, Inc. (Japan)	141,600	2,516,743
United Fire Group, Inc.	3,298	94,752
Universal Insurance Holdings, Inc.	9,243	91,044
Unum Group	17,417	675,780
W.R. Berkley Corp.	11,232	725,363
Zurich Insurance Group AG (Switzerland)	2,409	957,636
		48,249,145
Investment banking/Brokerage (1.4%)
Ameriprise Financial, Inc.	17,500	4,409,125
Blackstone, Inc.	8,263	691,613
Blucora, Inc. †	7,638	147,719
Charles Schwab Corp. (The)	134,190	9,644,235
Exor NV (Netherlands)	14,523	931,994
Goldman Sachs Group, Inc. (The)	43,573	12,769,067
Investor AB Class B (Sweden)	131,999	1,924,117
Piper Sandler Cos.	992	103,902
StoneX Group, Inc. †	3,216	266,735
Virtu Financial, Inc. Class A	45,600	947,112
Virtus Investment Partners, Inc.	1,547	246,777
		32,082,396
Real estate (1.4%)
Alexander & Baldwin, Inc. R	15,537	257,603
Anywhere Real Estate, Inc. †	32,092	260,266
Apartment Income REIT Corp. R	18,460	712,925
Apple Hospitality REIT, Inc. R	16,198	227,744
Armada Hoffler Properties, Inc. R	7,688	79,801
AvalonBay Communities, Inc. R	3,900	718,341
Barratt Developments PLC (United Kingdom)	111,300	421,603
Boston Properties, Inc. R	26,578	1,992,553
BrightSpire Capital, Inc. R	15,672	98,890
Brixmor Property Group, Inc. R	37,251	688,026
BRT Apartments Corp. R	3,032	61,580
Camden Property Trust R	5,700	680,865
CBRE Group, Inc. Class A †	29,900	2,018,549
City Office REIT, Inc. (Canada) R	9,163	91,355
CK Asset Holdings, Ltd. (Hong Kong)	286,418	1,718,667
Corporate Office Properties Trust R	4,611	107,114
CubeSmart R	17,700	709,062
Cushman & Wakefield PLC †	30,485	349,053
Equity Lifestyle Properties, Inc. R	11,187	702,991
Equity Residential R	10,600	712,532
Essential Properties Realty Trust, Inc. R	27,451	533,922

44 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Real estate cont.
Essex Property Trust, Inc. R	2,900	$702,467
Extra Space Storage, Inc. R	4,296	741,962
First Industrial Realty Trust, Inc. R	15,350	687,834
Gaming and Leisure Properties, Inc. R	94,008	4,158,914
Goodman Group (Australia) R	179,116	1,789,626
Granite Point Mortgage Trust, Inc. R	10,428	67,156
iStar, Inc. R	32,375	299,793
Jones Lang LaSalle, Inc. †	4,657	703,533
Kennedy-Wilson Holdings, Inc.	6,675	103,196
Life Storage, Inc. R	22,877	2,533,857
Marcus & Millichap, Inc.	7,072	231,820
MFA Financial, Inc. R	4,557	35,453
Mitsui Fudosan Co., Ltd. (Japan)	18,100	345,025
National Health Investors, Inc. R	2,285	129,171
Nomura Real Estate Holdings, Inc. (Japan)	46,900	1,063,216
Outfront Media, Inc. R	32,207	489,224
Phoenix Mills, Ltd. (The) (India) †	29,966	514,514
Piedmont Office Realty Trust, Inc. Class A R	22,673	239,427
Prologis, Inc. R	6,957	706,831
Public Storage R	2,900	849,149
Retail Opportunity Investments Corp. R	27,362	376,501
Simon Property Group, Inc. R	7,246	650,329
SITE Centers Corp. R	8,033	86,033
STAG Industrial, Inc. R	21,783	619,291
Sumitomo Realty & Development Co., Ltd. (Japan)	14,800	337,012
Sunstone Hotel Investors, Inc. † R	54,106	509,679
Taylor Morrison Home Corp. †	4,131	96,335
Terreno Realty Corp. R	1,627	86,215
TPG RE Finance Trust, Inc. R	12,514	87,598
Urban Edge Properties R	7,040	93,914
		32,478,517
Semiconductor (0.7%)
Applied Materials, Inc.	8,600	704,598
ASM International NV (Netherlands)	505	112,989
ASML Holding NV (Netherlands)	5,341	2,215,400
Axcelis Technologies, Inc. †	8,748	529,779
KLA Corp.	2,283	690,904
Lam Research Corp.	1,923	703,818
MaxLinear, Inc. Class A †	15,305	499,249
Renesas Electronics Corp. (Japan) †	298,800	2,490,235
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	590,350	7,759,729
		15,706,701
Software (5.2%)
Adobe, Inc. †	24,690	6,794,688
Amdocs, Ltd.	9,400	746,830
American Software, Inc./GA Class A	6,212	95,168
Appian Corp. †	4,118	168,138
Atlassian Corp PLC Class A (Australia) †	21,400	4,506,626
Autodesk, Inc. †	4,400	821,920

Dynamic Asset Allocation Growth Fund 45

COMMON STOCKS (74.2%)* cont.	Shares	Value
Software cont.
Cadence Design Systems, Inc. †	84,863	$13,869,160
Domo, Inc. Class B †	24,009	431,922
Donnelley Financial Solutions, Inc. †	4,397	162,557
Intuit, Inc.	26,654	10,323,627
Manhattan Associates, Inc. †	9,400	1,250,482
Microsoft Corp.	292,552	68,135,349
NTT Data Corp. (Japan)	65,100	841,337
Okta, Inc. †	13,000	739,310
Oracle Corp.	39,995	2,442,495
ROBLOX Corp. Class A †	20,600	738,304
Sage Group PLC (The) (United Kingdom)	159,703	1,228,713
Sapiens International Corp. NV (Israel)	4,665	89,475
Skillz, Inc. †	86,738	88,473
Square Enix Holdings Co., Ltd. (Japan)	33,700	1,445,234
Tata Consultancy Services, Ltd. (India)	80,885	2,957,582
Totvs SA (Brazil)	290,555	1,580,874
Wix.com, Ltd. (Israel) †	9,300	727,539
Workday, Inc. Class A †	5,000	761,100
		120,946,903
Technology services (4.5%)
Accenture PLC Class A	56,964	14,656,837
Alibaba Group Holding, Ltd. (China) †	295,156	2,960,679
Alphabet, Inc. Class A †	302,673	28,950,672
Alphabet, Inc. Class C †	161,200	15,499,380
Capgemini SE (France)	23,056	3,684,592
CSG Systems International, Inc.	7,779	411,354
DocuSign, Inc. †	13,710	733,074
eBay, Inc.	168,042	6,185,626
Fidelity National Information Services, Inc.	19,557	1,477,922
GoDaddy, Inc. Class A †	10,000	708,800
HealthStream, Inc. †	4,845	103,005
Leidos Holdings, Inc.	21,442	1,875,532
Meituan Class B (China) †	104,600	2,192,320
Meta Platforms, Inc. Class A †	89,657	12,164,662
NAVER Corp. (South Korea)	7,032	937,199
Palo Alto Networks, Inc. †	41,486	6,794,992
Pinterest, Inc. Class A †	36,000	838,800
SCSK Corp. (Japan)	39,900	598,671
Spotify Technology SA (Sweden) †	7,523	649,235
Tencent Holdings, Ltd. (China)	108,711	3,671,388
Zebra Technologies Corp. Class A †	2,805	734,938
		105,829,678
Transportation (1.2%)
A.P. Moeller-Maersck A/S Class B (Denmark)	500	905,720
ArcBest Corp.	3,753	272,956
Arlo Technologies, Inc. †	17,841	82,782
Canadian Natl Railway Co. (Canada)	17,819	1,924,377
Copa Holdings SA Class A (Panama) †	13,914	932,377
Covenant Logistics Group, Inc.	4,085	117,240

46 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (74.2%)* cont.	Shares	Value
Transportation cont.
CSX Corp.	212,500	$5,661,000
Deutsche Post AG (Germany)	60,678	1,846,334
Dorian LPG, Ltd.	11,524	156,381
Hub Group, Inc. Class A †	4,975	343,176
International Container Terminal Services, Inc. (Philippines)	371,400	992,984
Matson, Inc.	7,393	454,817
Nippon Yusen KK (Japan)	57,800	987,120
Safe Bulkers, Inc. (Monaco)	34,847	86,072
SFL Corp., Ltd. (Norway)	8,391	76,442
SG Holdings Co., Ltd. (Japan)	15,600	212,006
Southwest Airlines Co. †	92,189	2,843,109
Union Pacific Corp.	44,901	8,747,612
United Parcel Service, Inc. Class B	4,134	667,806
ZIM Integrated Shipping Services, Ltd. (Israel)	5,200	122,200
		27,432,511
Utilities and power (1.8%)
AES Corp. (The)	29,804	673,570
ALLETE, Inc.	5,615	281,031
Ameren Corp.	30,516	2,458,064
American Electric Power Co., Inc.	96,324	8,327,210
Avista Corp.	2,341	86,734
Black Hills Corp.	1,144	77,483
Chesapeake Utilities Corp.	2,882	332,554
Constellation Energy Corp.	41,623	3,462,617
DTE Energy Co.	6,186	711,699
Duke Energy Corp.	7,208	670,488
E.ON SE (Germany)	298,563	2,310,695
Edison International	11,858	670,926
Enel SpA (Italy)	185,408	759,806
Essential Utilities, Inc.	16,700	691,046
Eversource Energy	9,300	725,028
Exelon Corp.	107,297	4,019,346
FirstEnergy Corp.	21,118	781,366
Fortum OYJ (Finland)	91,292	1,227,077
New Jersey Resources Corp.	3,735	144,545
NiSource, Inc.	27,711	698,040
Northwest Natural Holding Co.	6,445	279,584
NRG Energy, Inc.	128,887	4,932,506
Osaka Gas Co., Ltd. (Japan)	48,200	725,733
Otter Tail Corp.	3,140	193,173
PNM Resources, Inc.	13,246	605,740
Portland General Electric Co.	10,355	450,028
PPL Corp.	13,100	332,085
Public Service Enterprise Group, Inc.	11,600	652,268
RWE AG (Germany)	20,753	763,602
SJW Group	3,258	187,661
Southern Co. (The)	9,835	668,780
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	14,840
Tokyo Gas Co., Ltd. (Japan)	83,500	1,410,223

Dynamic Asset Allocation Growth Fund 47

COMMON STOCKS (74.2%)* cont.	Shares	Value
Utilities and power cont.
Unitil Corp.	2,213	$102,794
Vistra Corp.	29,444	618,324
WEC Energy Group, Inc.	7,600	679,668
Xcel Energy, Inc.	10,758	688,512
		42,414,846
Total common stocks (cost $1,594,937,123)		$1,727,848,768

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (9.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$323,849	$334,399
5.00%, 5/20/49	13,567	13,343
4.70%, with due dates from 5/20/67 to 8/20/67	109,497	107,811
4.639%, 6/20/67	49,750	49,234
4.524%, 3/20/67	65,237	64,350
4.50%, TBA, 10/1/52	7,000,000	6,691,605
4.50%, 5/20/49	52,843	51,021
4.00%, TBA, 10/1/52	5,000,000	4,664,413
3.00%, TBA, 10/1/52	16,000,000	14,123,594
3.00%, with due dates from 8/20/49 to 4/20/51	12,923,746	11,515,345
		37,615,115
U.S. Government Agency Mortgage Obligations (8.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	157,494	149,263
3.00%, with due dates from 2/1/47 to 1/1/48	4,696,035	4,141,742
2.50%, with due dates from 8/1/50 to 8/1/51	2,347,646	1,981,163
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	18,666	18,387
4.00%, 1/1/57	475,095	446,109
4.00%, with due dates from 6/1/48 to 5/1/49	4,540,121	4,259,571
3.50%, 6/1/56	1,414,613	1,277,806
3.50%, with due dates from 4/1/52 to 5/1/52	1,949,479	1,765,407
3.00%, with due dates from 4/1/46 to 11/1/48	6,623,512	5,868,504
2.50%, with due dates from 7/1/50 to 8/1/51	20,813,390	17,585,167
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/52	3,000,000	3,044,782
5.50%, TBA, 10/1/52	7,000,000	6,955,448
5.00%, TBA, 10/1/52	64,000,000	62,269,984
4.50%, TBA, 10/1/52	13,000,000	12,368,278
3.50%, TBA, 10/1/52	27,000,000	24,278,900
3.00%, TBA, 10/1/52	3,000,000	2,608,125
2.50%, TBA, 10/1/52	27,000,000	22,656,796
2.50%, TBA, 10/1/37	16,000,000	14,470,000
2.00%, TBA, 10/1/52	6,000,000	4,854,938
		191,000,370
Total U.S. government and agency mortgage obligations (cost $243,772,220)		$228,615,485

48 Dynamic Asset Allocation Growth Fund

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 2.50%, 5/15/46 [i]	$111,000	$85,126
U.S. Treasury Notes
3.352%, 10/31/22 [i]	250,000	251,519
3.25%, 8/31/24 [i]	104,000	102,410
2.125%, 12/31/22 [i]	592,000	593,188
0.25%, 10/31/25 [i]	887,000	786,228
Total U.S. treasury obligations (cost $1,818,471)		$1,818,471

CORPORATE BONDS AND NOTES (9.0%)*	Principal amount	Value
Basic materials (0.7%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$465,000	$439,425
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	80,000	73,834
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	235,000	184,228
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	72,780
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	260,000	210,577
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	263,000	242,060
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	235,000	195,213
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	125,000	111,031
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	145,000	111,235
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	210,000	184,731
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	175,000	157,093
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)	143,000	132,886
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	355,000	330,869
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,137,000	1,076,062
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	170,000	138,611
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	814,000	663,410
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	280,000	268,419
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	95,000	75,050
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30	140,000	114,942
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	305,000	286,631
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	100,000	94,125
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	227,500
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	150,000	111,738
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	465,000	447,563

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (9.0%)* cont.		Principal amount	Value
Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		$395,000	$364,478
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		190,000	166,483
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		260,000	234,119
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		280,000	233,604
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26		495,000	501,806
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		210,000	195,612
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		328,000	250,831
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		150,000	123,797
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		150,000	123,393
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		360,000	288,000
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		130,000	97,839
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		286,000	252,161
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		225,000	184,500
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		150,000	120,000
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		205,000	163,034
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		251,000	230,327
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		47,000	30,763
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		83,000	63,727
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	105,137
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$225,000	176,769
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		365,000	273,750
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		75,000	71,250
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		65,000	61,750
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		230,000	212,219
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	151,407
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		410,000	331,075
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		50,000	37,296
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		580,000	475,600
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		155,000	129,383

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Basic materials cont.
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	$67,000	$59,607
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	280,018
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	129,000	119,367
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	260,000	178,100
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	295,000	191,956
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	430,000	354,918
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	150,000	115,305
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	234,107
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29	430,000	369,800
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	195,000	155,025
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	280,000	198,758
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	275,000	162,250
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	375,000	277,500
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	265,000	235,850
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	403,000	248,229
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	202,000	127,972
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26	638,000	593,294
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	305,000	342,456
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	106,000	119,293
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	30,000	32,366
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	140,000	136,150
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	250,000	214,908
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	310,000	232,500
		16,579,852
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	91,991
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	355,000	312,639
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	156,400
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	165,000	136,571
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡	200,000	136,940
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	260,000	190,412
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	199,831
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	180,000	149,257

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Capital goods cont.
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	$472,000	$411,502
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	265,000	243,800
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	335,000	307,252
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	75,301
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	144,000	141,009
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	380,000	307,139
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	165,000	165,000
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	100,000	99,755
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	165,000	138,600
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	50,400
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	41,674
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	209,530
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	315,000	296,953
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	265,000	204,208
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	128,034
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	570,000	465,668
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	435,000	407,813
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	197,829
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	202,000	193,738
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	41,143
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	212,449
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	220,000	206,695
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	90,000	72,287
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	520,000	362,211
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	525,000	361,961
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	486,800
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	146,000	134,828
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29	385,000	260,838
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	118,599
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40	65,000	58,549
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	445,000	415,767
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	230,000	194,003
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	600,000	496,500
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	260,000	243,272
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	860,000	722,065
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	365,000	356,715

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.		Principal amount	Value
Capital goods cont.
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		$175,000	$150,191
TK Elevator Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)		200,000	167,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26		185,000	174,781
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		305,000	265,259
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		240,000	193,993
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		235,000	189,182
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		860,000	834,200
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	110,000	90,276
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$430,000	346,150
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		56,000	46,884
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		265,000	237,634
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		335,000	294,308
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		235,000	230,171
			13,424,457
Communication services (0.9%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (France)		255,000	199,730
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (France)		505,000	320,333
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)		275,000	206,906
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	158,000
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)		200,000	149,422
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		397,000	311,530
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		154,000	126,589
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		505,000	446,568
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		476,000	429,705
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		172,000	150,331
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		1,018,000	668,659
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		547,000	458,464
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		130,000	124,757
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		160,000	122,027
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26		165,000	156,338
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		1,195,000	1,046,008
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		1,200,000	973,500

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	$110,000	$86,992
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	180,000	138,067
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	510,000	399,316
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	380,000	334,623
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	220,000	158,706
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	180,000	175,529
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	205,000	124,240
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	107,000	61,391
Comcast Corp. company guaranty sr. unsec. bonds 2.887%, 11/1/51	34,000	21,047
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	224,000	155,476
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	93,000	71,188
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	130,000	99,615
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	569,000	433,376
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	262,000	234,954
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	8,000	8,533
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	420,000	405,573
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	33,000	31,087
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	176,000	104,667
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	290,000	265,485
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	226,204
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	288,776
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	340,000	319,532
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	368,000	340,400
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	223,411
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	100,000	86,211
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	155,000	118,896
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	147,263

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	$235,000	$138,063
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	158,705
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	94,213
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	550,000	275,000
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	142,000	120,044
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	735,611
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	190,000	170,284
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	435,000	358,875
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	280,000	214,900
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	325,000	268,964
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	545,000	425,105
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	166,000	192,787
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	880,000	904,200
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	258,583
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	600,000	452,175
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	108,000	95,798
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	862,000	795,488
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	160,000	128,934
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	21,000	20,636
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	115,000	94,949
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	370,000	349,284
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	222,325
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	520,000	378,664
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	487,000	330,614
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	243,000	194,018
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	335,000	294,266
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,264,000	1,189,327
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	216,000	182,350
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)	580,000	440,800
		20,594,387
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity	134,000	125,315
		125,315

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Consumer cyclicals (1.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$390,000	$323,700
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	240,000	215,400
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	148,000	121,687
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29	390,000	251,696
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	661,633
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	53,000	42,979
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00% (12.00%), 6/15/26 ‡‡	325,000	221,813
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	135,000	104,288
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	320,000	279,930
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	265,000	207,363
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	25,000	19,252
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	90,000	71,943
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	155,000	109,988
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	120,000	98,879
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	250,000	228,750
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	26,000	26,910
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	385,000	334,950
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	110,000	74,839
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	360,000	277,200
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	665,000	515,585
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	321,000	275,052
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	280,000	263,154
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	115,000	101,776
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	365,000	295,541
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	64,947
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	585,000	564,467
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	65,000	53,573
Carnival Corp. 144A notes 10.50%, 2/1/26	180,000	178,094
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	385,000	269,712
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	215,000	170,027
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	355,000	309,738

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	$360,000	$337,500
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	45,000	45,493
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	230,000	192,321
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	196,118
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	450,000	380,132
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	250,000	188,750
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	110,000	79,750
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	590,000	493,902
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	295,000	58,720
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	249,677
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	694,196
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	400,000	96,359
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	47,775
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	55,000	45,096
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	990,000	735,521
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	225,000	195,233
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	210,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	325,000	253,500
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	320,000	288,042
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	245,000	200,288
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	49,950
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	132,000	110,105
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	60,000	45,685
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	623,000	576,199
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	55,000	52,838
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	191,000	144,058
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	137,000	117,747
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	42,000	35,939
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	715,000	560,864
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	158,000	138,617
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	155,000	147,793
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	195,000	178,913
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	327,613

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	$453,499	$380,939
Interpublic Group of Cos, Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	32,000	24,302
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	698,000	645,451
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25	95,000	89,419
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	82,225
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	290,000	227,650
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	175,000	118,563
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	379,000	349,931
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	370,000	288,600
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	285,000	271,776
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	115,470
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	140,000	107,194
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	35,000	27,683
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	937,000	771,164
Magallanes, Inc. 144A company guaranty sr. unsec. notes 3.755%, 3/15/27	450,000	403,070
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	79,608
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	340,000	259,932
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	250,000	210,199
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	140,000	124,941
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	395,000	329,831
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	420,000	344,810
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30	105,000	77,765
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	190,000	103,176
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	520,000	395,835
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	125,000	104,375
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	95,000	72,200
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	330,000	275,052
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	116,000	101,790
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	255,000	216,459
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	175,000	171,582

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	$165,000	$163,767
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	360,000	358,407
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	390,000	369,400
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	115,000	101,394
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	57,000	53,824
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	121,000	107,746
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	234,334
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	100,820
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	420,000	358,416
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	311,000	323,440
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26	80,000	78,917
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	60,202
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	205,000	147,856
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	70,000	68,975
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	110,000	84,150
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	20,000	16,711
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	87,000	65,140
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	120,000	107,516
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	285,000	272,862
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	195,000	156,312
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	365,000	339,709
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	103,714
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	600,000	434,998
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	120,000	85,344
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	103,636
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	280,000	212,105
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	115,000	100,050
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	200,000	182,375
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,070,000	829,721
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	225,000	191,381
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	830,000	759,450

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	$215,000	$188,125
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	240,000	151,200
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	240,000	190,918
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	149,992
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	63,297
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	165,000	146,010
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	16,898
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	380,000	290,700
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	190,000	143,504
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	330,000	270,853
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	215,000	153,780
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	200,000	166,738
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	215,000	198,882
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	905,000	691,388
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	310,000	283,362
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	145,000	142,129
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	410,000	386,922
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	45,000	36,696
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	120,000	114,000
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	360,000	305,968
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	395,000	296,250
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	194,000	238,422
Walt Disney Co. (The) company guaranty sr. unsec. notes 2.20%, 1/13/28	78,000	67,914
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	235,000	199,750
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	175,000	142,793
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	290,000	255,258
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	490,000	396,018
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	68,377
		33,309,368
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	160,000	126,013
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	335,000	290,278

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Consumer staples cont.
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	$360,000	$311,400
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	285,000	241,113
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	605,000	540,762
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	205,000	206,223
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	491,000	406,615
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	200,000	147,021
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	555,000	509,141
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	160,000	115,600
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	295,000	239,565
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	6,324	6,321
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	140,000	107,409
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	190,000	198,348
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	226,000	204,461
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	185,000	178,731
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26	129,000	118,162
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	105,000	79,800
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	350,000	295,679
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	280,000	252,000
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	119,240
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	355,000	293,308
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	420,000	326,762
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27	126,000	116,412
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	134,700
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	135,000	124,477
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	468,000	437,383
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	165,000	149,676
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	450,000	380,813

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (9.0%)* cont.		Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		$113,000	$100,853
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		100,000	75,500
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		50,000	41,063
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		715,000	624,732
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		155,000	122,534
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		985,000	931,607
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	515,000	445,148
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$435,000	407,123
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		462,000	450,811
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		150,000	141,605
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		315,000	296,100
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		135,000	130,505
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		365,000	335,800
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29		455,000	331,801
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26		103,000	72,892
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25		379,000	288,351
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		305,000	296,524
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		95,000	84,231
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		115,000	91,908
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		240,000	209,738
			12,136,239
Energy (0.9%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		150,000	150,750
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29		109,000	108,798
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		305,000	246,216
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		300,000	261,660
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26		270,000	252,416
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28		24,000	22,234
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)		400,000	366,563
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28		265,000	244,463
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30		490,000	428,997
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)		87,000	86,461
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27		370,000	357,958
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27		122,000	118,122

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Energy cont.
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	$180,000	$150,926
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	117,000	89,839
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	160,000	152,000
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	265,000	230,803
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	189,073
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	743,000	666,824
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	310,000	308,447
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	195,000	176,252
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	345,000	252,642
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	155,000	149,188
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	295,469
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	186,749
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	132,300
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	170,000	156,779
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	455,000	419,751
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	640,000	608,717
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	71,280
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	425,000	397,375
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	411,477
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	195,000	201,221
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	205,000	203,738
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	23,326
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	110,000	104,710
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	145,000	124,475
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	210,000	183,883
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	120,000	96,900
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	295,000	280,030
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.25%, 4/15/32	180,000	158,400
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.00%, 4/15/30	165,000	144,375

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Energy cont.
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	$445,000	$392,041
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	275,000	251,806
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	265,000	239,905
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	72,643
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	190,000	165,323
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	157,325
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	59,100
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	800,000	774,000
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	298,000	318,920
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	695,000	695,000
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	95,000	95,287
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	155,000	150,997
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	213,555
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	70,000	68,509
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	75,560
Permian Resources Operating LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	465,000	424,313
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	396,000
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	159,000	159,795
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	159,000	144,531
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,036,000	726,884
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	545,000	521,838
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	48,560
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	430,000	376,498
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	184,000	167,800
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	155,567
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	62,000	59,482
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	565,000	526,293
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	86,389
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	240,000	231,000
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	65,000	61,771
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25	280,000	268,800
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	216,252
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	655,000	593,954

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Energy cont.
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	$190,000	$175,277
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	174,273
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	265,000	225,250
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	342,000	294,318
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	128,800	120,106
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	227,500	208,163
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	215,000	198,862
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	265,000	243,800
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	104,515
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	255,000	198,263
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	270,000	231,628
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	64,437
		20,346,177
Financials (2.2%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	192,379
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	600,000	451,241
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	600,000	523,965
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	181,673
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	195,000	151,945
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	434,000	389,576
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	519,000	422,428
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	385,000	331,789
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	1,022,000	1,071,421
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	250,000	230,644
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	200,000	154,514
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	78,856
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 3.45%, 7/17/27 (United Kingdom)	200,000	183,834
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	495,000	413,519
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	217,000	197,428
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	285,000	238,523
Athene Global Funding 144A notes 1.985%, 8/19/28	440,000	347,072
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	191,010

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Financials cont.
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	$200,000	$165,455
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	178,408
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	800,000	560,739
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	800,000	770,762
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	297,000	284,378
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	35,000	34,342
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	1,055,000	905,115
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	149,922
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,350,000	1,089,184
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	994,029
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	270,000	250,139
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	375,000	240,941
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	90,000	77,303
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	120,000	88,031
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	200,000	142,857
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	188,562
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	327,000	310,475
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	190,031
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	926,000	655,856
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	416,000	343,720
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,291,372
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	15,000	14,917
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	297,293
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	191,313
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	270,000	249,932
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	155,982
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	340,000	333,419
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	195,556
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	174,375
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	215,000	131,150
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	580,000	530,438
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	182,000	164,409
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	230,000	202,708
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)	290,000	266,438
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	285,000	232,450
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	585,000	507,896
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	371,967

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Financials cont.
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	$835,000	$726,694
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	212,000	198,059
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,140,000	1,136,268
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	107,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	468,000	439,731
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	364,000	356,344
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	81,000	72,920
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	649,000	644,208
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	227,537
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	283,000	233,825
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	170,625
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	125,000	89,080
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	175,000	131,551
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	188,483
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	96,000	91,825
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	65,625
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	119,813
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	199,000	152,932
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	751,000	682,566
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,285,000	1,193,980
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	114,000	92,396
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	121,710
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	465,000	441,013
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	58,450
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	361,000	255,298
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	196,253
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	390,000	341,449
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	92,561
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	280,000	188,537
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	140,000	103,149
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	104,000	98,720
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	520,000	349,823
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	190,000	191,199
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	310,653
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	780,000	756,637
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	94,000	90,240

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	$563,000	$490,429
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 3.905%, 5/15/47	116,000	91,524
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	44,000	35,632
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,112,379
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,223,419
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	78,000	73,602
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,146,000	1,138,766
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	160,000	138,322
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	290,000	217,109
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	59,800
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	415,000	336,150
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	215,000	202,289
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	155,274
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	201,360
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	400,000	397,312
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	154,434
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	255,000	241,895
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,365,000	1,227,602
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	375,468
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,515,000	1,510,027
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%, 4/12/23 (Australia)	250,000	247,926
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	455,000	333,685
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	190,000	149,196
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	155,000	126,616
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,320,000	1,296,460
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	110,000	99,154
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	102,960
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	325,000	251,875
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	225,000	160,958
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	225,000	192,366

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Financials cont.
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	$360,000	$311,954
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	725,000	646,753
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	92,301
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	41,705
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	50,000	48,733
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	146,000	138,968
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	285,000	277,515
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	280,000	263,844
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	74,800
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	431,000	295,364
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	800,000	767,660
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	255,000	216,196
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,052,000	1,048,752
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	435,000	396,527
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	250,000	232,932
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	158,000	140,675
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	310,000	301,489
UBS Group AG 144A sr. unsec. FRN 4.703%, 8/5/27 (Switzerland)	308,000	292,530
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	192,163
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	630,000	473,500
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	245,000	235,514
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	411,000	377,918
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	154,000	134,883
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	172,000	163,830
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	104,000	87,945
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	1,935,000	1,569,223
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	219,000	212,591
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	94,000	87,705
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	170,000	108,530
		50,977,324
Health care (0.7%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	25,276	25,086
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	270,000	261,496
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	132,985

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Health care cont.
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	$230,000	$193,256
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	317,869
Bausch Health Cos, Inc. 144A company guaranty sr. sub. notes 11.00%, 9/30/28	44,936	36,173
Bausch Health Cos, Inc. 144A company guaranty sub. notes 14.00%, 10/15/30	8,987	4,898
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	210,000	144,900
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	420,000	270,774
Becton Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	96,000	89,337
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	500,000	386,012
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,025,000	1,021,038
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	501,000	485,894
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	220,000	174,227
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	710,000	635,450
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	115,000	92,575
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	86,100
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	99,566
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	18,500
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	69,525
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	75,488
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	315,000	152,157
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	530,000	369,013
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	243,000	241,210
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	736,000	645,253
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	126,427	115,143
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	155,000	111,128
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	255,000	225,111
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	76,000	70,947
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	118,000	103,485
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	240,000	232,513
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	90,829
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	570,000	492,338
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg)	253,000	151,800
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	18,569
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	309,986
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	116,958
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	405,000	320,181

70 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Health care cont.
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	$170,000	$136,287
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	143,450
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	650,000	548,743
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	70,000	59,150
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	495,000	423,225
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	105,000	92,400
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	208,058
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	286,629
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	550,000	466,406
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	290,810
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	142,000	128,510
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	150,000	117,314
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	335,000	269,404
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	60,000	58,019
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	550,000	493,508
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,035,000	961,795
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	215,000	178,074
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30	345,000	316,020
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	260,000	252,340
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	395,000	325,859
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	198,565
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	695,525
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	243,764
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	291,000	237,599
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	310,176
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	157,000	124,691
		15,954,091
Technology (0.6%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	295,000	165,847
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	278,348
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	580,282
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	240,000	149,410
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	268,222
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	235,085
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	262,982
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	755,000	588,900
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	195,000	151,059
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	63,705

Dynamic Asset Allocation Growth Fund 71

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	$494,000	$454,420
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,147,000	1,015,550
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	80,000	54,716
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	190,000	180,632
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	455,000	356,265
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	96,676
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	74,630
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	170,000	140,463
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	475,000	399,000
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	330,722
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	550,000	464,008
Meta Platforms, Inc. 144A sr. unsec. unsub. bonds 4.45%, 8/15/52	221,000	180,354
Meta Platforms, Inc. 144A sr. unsec. unsub. notes 3.50%, 8/15/27	124,000	115,954
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	165,000	164,200
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	563,532
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	39,201
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	860,886
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	70,000	66,705
NortonLifeLock, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	145,000	139,925
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	55,000	36,476
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	207,224
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	492,486
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,081,000	1,080,290
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	420,000	354,774
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	655,000	484,700
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	320,000	199,681
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	320,000	211,372
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	430,000	338,713
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	315,000	231,922
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	335,000	266,744
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	94,197
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	355,000	286,663
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	100,000	89,720
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	860,000	701,708
		13,518,349

72 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	$235,000	$205,038
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	235,000	220,705
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	645,000	564,779
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	192,793
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	350,000	325,974
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	113,000	102,299
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	145,000	136,068
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	210,000	204,719
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	74,470
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	80,325
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	735,000	668,964
		2,776,134
Utilities and power (0.4%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	188,000	161,946
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	230,000	175,951
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	510,000	476,481
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	95,000	74,578
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	60,000	47,444
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	77,779
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	52,331
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	230,000	195,500
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	45,247
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	660,000	581,454
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	45,000	35,755
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	20,372
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	130,000	102,613
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	264,657
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	402,638
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	83,340
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	351,805
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	186,000	183,710
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	355,000	283,125
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	199,911
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	625,000	529,226

Dynamic Asset Allocation Growth Fund 73

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	$84,000	$81,824
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	79,000	73,636
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,455,000	1,062,148
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	151,000	126,099
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	755,000	580,294
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	140,000	121,462
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	70,000	67,145
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	155,000	154,277
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes 1.75%, 11/15/26	115,000	99,586
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	17,000	16,648
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	138,784
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	444,000	427,433
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	715,000	557,732
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	150,000	131,250
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	205,000	204,851
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	43,445
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	316,140
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	97,042
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	40,418
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	73,567
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	87,301
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	317,000	270,114
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	204,000	194,377
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	295,000	273,613
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	150,000	135,488
		9,720,537
Total corporate bonds and notes (cost $245,264,200)		$209,462,230

MORTGAGE-BACKED SECURITIES (3.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.0%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x ICE LIBOR USD 1 Month) + 23.80%), 13.465%, 11/15/35	$25,878	$39,335
REMICs IFB Ser. 3065, Class DC, ((-3 x ICE LIBOR USD 1 Month) + 19.86%), 11.407%, 3/15/35	22,521	28,602

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 9.744%, 6/15/34	$7,906	$8,539
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	2,390,584	527,186
REMICs Ser. 5170, Class CI, IO, 5.50%, 5/25/44	3,071,233	606,446
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	5,920,638	1,050,440
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	3,264,073	695,552
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	4,132,811	929,778
REMICs Ser. 5162, Class HI, IO, 4.00%, 11/25/51	5,366,126	974,526
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	4,209,076	812,857
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	7,259,034	1,415,470
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	3,201,141	684,512
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	6,265,554	1,216,990
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	3,410,550	648,687
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	5,205,756	908,761
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	3,973,513	696,847
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	2,502,616	432,660
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.232%, 4/15/44	3,717,972	368,560
REMICs Ser. 5167, IO, 3.00%, 11/25/51	5,374,443	833,039
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	5,859,451	958,083
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	6,734,005	893,111
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x ICE LIBOR USD 1 Month) + 39.90%), 21.396%, 7/25/36	6,638	12,279
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.57%), 13.259%, 3/25/36	12,219	12,376
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.20%), 12.892%, 6/25/37	19,091	30,163
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	5,759,566	1,238,239
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	3,823,757	795,258
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	4,112,814	786,139
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,893,892	495,463
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 9/25/47	3,533,255	418,334
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 8/25/49	2,815,692	300,207
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	5,532,259	685,335
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	5,438,667	625,447
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,628,303	625,895
REMICs FRB Ser. 01-50, Class B1, IO, 0.397%, 10/25/41 W	211,333	1,057
FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	203,486	1,220
REMICs Ser. 01-79, Class BI, IO, 0.256%, 3/25/45 W	89,222	553
REMICs Ser. 03-34, PO, zero %, 4/25/43	6,545	5,956
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	180,501	38,526
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	35,256	6,699
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	5,039,067	760,798
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,456,185	374,919

Dynamic Asset Allocation Growth Fund 75

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 16-H16, Class LI, IO, 2.35%, 7/20/66 W	$9,523,934	$358,996
Ser. 15-H26, Class EI, IO, 1.575%, 10/20/65 W	1,546,539	70,213
Ser. 15-H25, Class BI, IO, 0.592%, 10/20/65 W	2,764,350	106,980
		22,481,033
Commercial mortgage-backed securities (1.0%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.084%, 5/15/53 W	4,169,298	217,933
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 4.073%, 11/17/38 (Cayman Islands)	350,361	340,271
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 5.507%, 4/15/37	409,000	411,503
AREIT, LLC 144A FRB Ser. 22-CRE7, Class A, 5.26%, 6/17/39	550,000	543,637
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	15,604	—
BANK FRB Ser. 19-BN20, Class XA, IO, 0.938%, 9/15/62 W	3,790,687	161,547
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	762,000	654,254
FRB Ser. 19-C4, Class XA, IO, 1.703%, 8/15/52 W	4,824,620	358,175
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	243,000	213,249
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 3.868%, 5/15/38 (Cayman Islands)	534,000	523,330
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	193,000	179,813
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	85,533	86,417
FRB Ser. 11-C2, Class E, 5.249%, 12/15/47 W	562,000	474,877
Citigroup Commercial Mortgage Trust FRB Ser. 14-GC21, Class XA, IO, 1.301%, 5/10/47 W	3,089,378	44,113
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.258%, 3/10/47 W	256,000	247,368
FRB Ser. 06-C5, Class XC, IO, 0.557%, 10/15/49 W	1,930,493	17
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.04%, 11/10/46 W	648,000	619,318
FRB Ser. 14-CR17, Class C, 4.943%, 5/10/47 W	973,000	914,217
FRB Ser. 14-CR18, Class C, 4.905%, 7/15/47 W	354,000	330,951
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	229,000	220,287
FRB Ser. 15-LC21, Class B, 4.476%, 7/10/48 W	370,000	352,806
FRB Ser. 15-LC19, Class C, 4.356%, 2/10/48 W	620,000	575,559
FRB Ser. 14-CR17, Class XA, IO, 1.112%, 5/10/47 W	3,853,276	42,074
FRB Ser. 13-CR11, Class XA, IO, 1.066%, 8/10/50 W	7,003,945	37,590
FRB Ser. 14-UBS6, Class XA, IO, 0.999%, 12/10/47 W	5,303,645	73,233
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	618,790	566,497
FRB Ser. 13-CR13, Class D, 5.04%, 11/10/46 W	347,000	312,641
FRB Ser. 15-LC23, Class D, 3.718%, 10/10/48 W	336,000	293,185
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	1,119,706	—
CSAIL Commercial Mortgage Trust
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	323,000	297,076
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	321,000	299,024

76 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
Ser. 19-C17, Class AS, 3.278%, 9/15/52	$428,000	$359,288
FRB Ser. 20-C19, Class XA, IO, 1.23%, 3/15/53 W	6,391,820	398,146
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.901%, 4/15/50 W	645,000	431,981
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.541%, 8/10/44 W	774,659	708,038
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.843%, 9/25/27 W	5,152,495	156,409
Multifamily Structured Pass-Through Certificates FRB Ser. K087, Class X1, IO, 0.511%, 12/25/28 W	11,476,628	222,153
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.595%, 2/10/46 W	3,415,850	3,654
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	521,000	495,206
FRB Ser. 14-GC22, Class XA, IO, 1.094%, 6/10/47 W	6,534,219	65,962
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.566%, 8/10/43 W	246,000	182,908
FRB Ser. 13-GC14, Class B, 4.877%, 8/10/46 W	247,000	243,082
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	469,000	463,105
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.807%, 4/15/47 W	168,000	159,666
FRB Ser. 14-C22, Class C, 4.699%, 9/15/47 W	473,000	430,959
FRB Ser. 14-C23, Class C, 4.632%, 9/15/47 W	476,000	442,114
FRB Ser. 13-C12, Class B, 4.231%, 7/15/45 W	258,000	253,799
FRB Ser. 13-C17, Class XA, IO, 0.873%, 1/15/47 W	2,906,702	17,564
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.17%, 12/15/46 W	450,000	437,416
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	339,155
FRB Ser. 13-LC11, Class XA, IO, 1.354%, 4/15/46 W	10,728,269	32,892
FRB Ser. 06-CB17, Class X, IO, 1.144%, 12/12/43 W	141,832	2,532
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E, 5.129%, 5/15/45 W	559,000	497,342
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	1,115,254	147
MF1 Multifamily Housing Mortgage Loan Trust 144A FRB Ser. 22-FL9, Class A, (CME Term SOFR 1 Month + 2.15%), 5.174%, 6/19/37	582,000	580,508
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.211%, 2/15/47 W	329,603	323,581
FRB Ser. 14-C17, Class C, 4.638%, 8/15/47 W	708,000	662,262
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	207,000	200,845
FRB Ser. 15-C24, Class B, 4.476%, 5/15/48 W	225,000	213,299
Ser. 14-C19, Class C, 4.00%, 12/15/47	255,000	230,605
Ser. 13-C8, Class B, 3.779%, 12/15/48 W	329,000	325,700
FRB Ser. 14-C17, Class XA, IO, 1.185%, 8/15/47 W	2,922,211	32,925
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.694%, 11/15/45 W	450,000	414,000

Dynamic Asset Allocation Growth Fund 77

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	$200,000	$175,498
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D, 5.253%, 7/15/49 W	231,000	231,208
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 4.189%, 8/9/37 (Cayman Islands)	326,000	311,387
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.157%, 12/15/50 W	3,729,832	136,177
FRB Ser. 18-C8, Class XA, IO, 1.004%, 2/15/51 W	4,045,317	132,784
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.545%, 12/10/45 W	245,948	7
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 4.093%, 6/16/36	108,410	104,887
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.356%, 11/15/48 W	418,066	169
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.432%, 7/15/46 W	319,000	311,531
FRB Ser. 13-LC12, Class C, 4.432%, 7/15/46 W	408,000	373,660
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	261,000	212,013
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	274,000	242,233
FRB Ser. 19-C52, Class XA, IO, 1.751%, 8/15/52 W	3,548,698	269,069
FRB Ser. 14-LC16, Class XA, IO, 1.244%, 8/15/50 W	8,168,227	106,270
FRB Ser. 16-LC25, Class XA, IO, 0.975%, 12/15/59 W	4,670,706	128,089
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.432%, 7/15/46 W	518,000	204,375
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.309%, 3/15/45 W	849,000	841,027
Ser. 13-C11, Class AS, 3.311%, 3/15/45	460,000	456,777
Ser. 12-C10, Class AS, 3.241%, 12/15/45	276,000	274,706
FRB Ser. 14-C24, Class XA, IO, 0.988%, 11/15/47 W	8,465,378	114,567
FRB Ser. 14-C22, Class XA, IO, 0.938%, 9/15/57 W	18,511,106	48,277
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.42%, 3/15/44 W	629,431	306,029
FRB Ser. 13-C15, Class D, 4.671%, 8/15/46 W	437,000	263,284
FRB Ser. 12-C10, Class XA, IO, 1.569%, 12/15/45 W	1,530,099	1,640
FRB Ser. 12-C9, Class XB, IO, 0.882%, 11/15/45 W	9,216,996	76
		23,963,945
Residential mortgage-backed securities (non-agency) (1.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.274%, 5/25/47	363,051	214,793
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.097%, 1/25/49 W	62,883	59,044
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	77,179	71,508
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (ICE LIBOR USD 1 Month + 0.68%), 3.668%, 4/20/35	130,562	128,097
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 5.584%, 10/25/29 (Bermuda)	251,000	249,611
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 3.281%, 8/25/69	361,177	347,699
Ser. 21-C, Class A1, 1.62%, 3/1/61	308,232	275,245

78 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	$285,000	$254,828
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,129,000	1,066,912
Citigroup Mortgage Loan Trust 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	149,424	147,753
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.955%, 5/25/35 W	140,415	136,928
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	8,393	8,223
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 3.674%, 11/20/35	299,198	264,213
FRB Ser. 05-65CB, Class 2A1, (ICE LIBOR USD 1 Month + 0.43%), 3.509%, 12/25/35	516,739	364,071
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 3.464%, 8/25/46	702,770	581,740
FRB Ser. 06-OA19, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 3.173%, 2/20/47	245,599	188,652
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 2.044%, 6/25/46	470,651	408,013
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	189,547	177,227
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	187,160	175,931
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 4.784%, 11/25/28 (Bermuda)	227,125	223,313
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 9.434%, 9/25/28	424,200	457,195
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (ICE LIBOR USD 1 Month + 5.55%), 8.634%, 7/25/28	312,567	330,120
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 12/25/28	269,691	282,797
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (ICE LIBOR USD 1 Month + 4.70%), 7.784%, 4/25/28	324,919	337,507
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (ICE LIBOR USD 1 Month + 3.55%), 6.634%, 8/25/29	153,468	157,017
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (ICE LIBOR USD 1 Month + 2.40%), 5.484%, 2/25/47	172,555	166,522
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 5.231%, 6/25/42	56,128	56,113
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (ICE LIBOR USD 1 Month + 1.90%), 4.984%, 1/25/50	39,554	39,124
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 4.931%, 7/25/42	277,271	274,672
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 4.581%, 8/25/33	437,000	423,358
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 4.131%, 1/25/42	168,000	152,685

Dynamic Asset Allocation Growth Fund 79

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (ICE LIBOR USD 1 Month + 1.00%), 4.084%, 2/25/47	$1,380,186	$1,352,385
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	334,461	325,342
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 3.581%, 2/25/42	262,754	258,074
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 3.131%, 9/25/41	77,424	75,262
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (ICE LIBOR USD 1 Month + 6.95%), 10.034%, 8/25/28	311,064	326,196
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 9.834%, 8/25/28	453,562	480,172
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 9.084%, 9/25/28	329,838	342,812
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month + 5.90%), 8.984%, 10/25/28	22,687	23,438
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 8.784%, 4/25/28	566,160	586,188
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 8.634%, 4/25/28	671,137	693,742
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 11/25/24	6,894	6,975
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.90%), 7.984%, 11/25/24	76,668	78,581
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 1/25/29	593,707	614,642
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (ICE LIBOR USD 1 Month + 4.35%), 7.434%, 5/25/29	456,751	472,058
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 7.384%, 2/25/25	28,618	29,151
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 4/25/29	332,117	342,475
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 1/25/29	700,388	720,100
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.084%, 5/25/25	30,794	31,327
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (ICE LIBOR USD 1 Month + 3.65%), 6.734%, 9/25/29	47,000	47,659
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (ICE LIBOR USD 1 Month + 3.55%), 6.634%, 7/25/29	450,568	458,653
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 5.984%, 7/25/24	50,732	51,201
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 4.334%, 7/25/29	60,607	60,258
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (ICE LIBOR USD 1 Month + 0.65%), 3.734%, 1/25/31	48,517	47,696
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 11/25/29	69,352	67,712

80 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.281%, 4/25/42	$581,000	$575,190
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.234%, 11/25/39	54,437	52,976
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 5.134%, 1/25/40	319,929	315,354
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 4.781%, 9/25/42	180,000	179,882
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 3.481%, 1/25/42	107,940	106,360
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 3.281%, 12/25/41	120,745	118,104
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 3.181%, 11/25/41	63,337	61,912
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 3.031%, 10/25/41	33,446	33,195
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 12/25/24 W	564,985	540,885
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	521,550	496,989
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	244,808	213,034
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	138,121	137,765
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	280,218	276,169
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	268,433	266,339
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (ICE LIBOR USD 1 Month + 0.80%), 3.884%, 2/25/34	347,524	333,278
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.766%, 2/25/35 W	87,562	80,914
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (ICE LIBOR USD 1 Month + 0.83%), 3.909%, 8/25/34	85,759	81,573
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 2.992%, 8/26/47 W	116,968	113,622
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1, (ICE LIBOR USD 1 Month + 1.13%), 4.209%, 10/25/33	122,117	119,147
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (ICE LIBOR USD 1 Month + 1.05%), 4.134%, 10/25/34	278,537	270,995
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	189,000	182,122
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	323,000	302,342
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	407,000	340,753
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (ICE LIBOR USD 1 Month + 0.85%), 3.934%, 5/25/47	546,540	448,185
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	150,000	144,559
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	160,795

Dynamic Asset Allocation Growth Fund 81

MORTGAGE-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (ICE LIBOR USD 1 Month + 0.96%), 4.044%, 7/25/45	$114,716	$104,506
FRB Ser. 04-AR12, Class A2B, (ICE LIBOR USD 1 Month + 0.92%), 4.004%, 10/25/44	211,267	196,625
FRB Ser. 05-AR11, Class A1B3, (ICE LIBOR USD 1 Month + 0.80%), 3.884%, 8/25/45	162,879	156,069
FRB Ser. 05-AR12, Class 1A8, 3.803%, 10/25/35 W	283,345	251,173
FRB Ser. 07-HY2, Class 1A1, 3.342%, 12/25/36 W	231,562	193,553
		22,367,375
Total mortgage-backed securities (cost $70,773,977)		$68,812,353

COLLATERALIZED LOAN OBLIGATIONS (0.9%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (ICE LIBOR USD 3 Month + 1.07%), 3.853%, 4/23/34 (Cayman Islands)	$250,000	$238,617
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.612%, 4/15/34 (Cayman Islands)	533,000	509,174
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (ICE LIBOR USD 3 Month + 1.16%), 3.87%, 10/20/34 (Cayman Islands)	685,000	653,756
AGL CLO 17, Ltd. 144A FRB Ser. 22-17A, Class A, (CME TERM SOFR 3 Month + 1.33%), 3.803%, 1/21/35 (Cayman Islands)	278,000	265,913
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 3.91%, 7/20/34 (Cayman Islands)	758,000	726,234
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.859%, 4/22/34	266,000	253,720
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (ICE LIBOR USD 3 Month + 0.99%), 3.70%, 4/20/34 (Cayman Islands)	294,000	278,780
American Money Management Corp. CLO 21, Ltd. 144A FRB Ser. 17-21A, Class A, (ICE LIBOR USD 3 Month + 1.25%), 4.038%, 11/2/30 (Cayman Islands)	600,000	588,878
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 3.933%, 10/25/32 (Cayman Islands)	300,000	292,830
Ares LXI CLO, Ltd. 144A FRB Ser. 21-61A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	241,099
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (ICE LIBOR USD 3 Month + 1.07%), 3.582%, 4/15/34 (Cayman Islands)	500,000	475,461
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	350,000	334,058
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (ICE LIBOR USD 3 Month + 1.09%), 3.80%, 4/20/31	500,000	487,872
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (ICE LIBOR USD 3 Month + 1.25%), 4.009%, 11/22/34 (Cayman Islands)	461,000	438,737
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.05%), 3.833%, 4/24/29 (Cayman Islands)	213,721	210,056
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 3.682%, 10/15/34 (Cayman Islands)	250,000	238,692

82 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.9%)* cont.	Principal amount	Value
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-1A, Class A1R2, (ICE LIBOR USD 3 Month + 0.97%), 3.71%, 4/17/31 (Cayman Islands)	$697,878	$679,319
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-3RA, Class A1A, (ICE LIBOR USD 3 Month + 1.05%), 3.819%, 7/27/31 (Cayman Islands)	247,958	241,198
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 3.82%, 4/20/32 (Cayman Islands)	490,000	474,069
Cent CLO 21, Ltd. 144A FRB Ser. 21-21A, Class A1R3, (ICE LIBOR USD 3 Month + 0.97%), 3.739%, 7/27/30 (Cayman Islands)	753,000	735,792
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 10/20/34	622,000	595,483
Dryden CLO, Ltd. 144A FRB Ser. 21-72A, Class AR, (ICE LIBOR USD 3 Month + 1.08%), 3.985%, 5/15/32 (Cayman Islands)	250,000	241,510
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (CME TERM SOFR 3 Month + 1.49%), 3.819%, 10/15/29	442,999	437,900
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (ICE LIBOR USD 3 Month + 1.24%), 3.752%, 4/15/33 (Cayman Islands)	350,000	338,436
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	239,308
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (ICE LIBOR USD 3 Month + 1.20%), 3.94%, 4/16/34 (Cayman Islands)	387,000	373,555
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.16%), 3.943%, 1/27/31 (Cayman Islands)	250,000	244,963
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (ICE LIBOR USD 3 Month + 1.23%), 3.742%, 10/15/31 (Cayman Islands)	249,053	243,010
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (ICE LIBOR USD 3 Month + 1.20%), 3.712%, 7/15/34 (Cayman Islands)	250,000	239,596
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (ICE LIBOR USD 3 Month + 1.35%), 4.06%, 1/20/33 (Cayman Islands)	650,000	630,213
ICG US CLO, Ltd. 144A FRB Ser. 18-1A, Class A2R, (ICE LIBOR USD 3 Month + 1.55%), 4.288%, 10/19/28 (Cayman Islands)	250,000	241,058
LCM XXI LP 144A FRB Ser. 21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 3.59%, 4/20/28 (Cayman Islands)	309,146	306,173
Madison Park Funding XIV, Ltd. 144A FRB Ser. 18-14A, Class A2RR, (ICE LIBOR USD 3 Month + 1.40%), 4.159%, 10/22/30 (Cayman Islands)	300,000	287,395
Madison Park Funding XVIII, Ltd. 144A FRB Ser. 21-18A, Class ARR, (ICE LIBOR USD 3 Month + 0.94%), 3.672%, 10/21/30 (Cayman Islands)	250,000	244,561
Madison Park Funding XXX, Ltd. 144A FRB Ser. 18-30A, Class A, (ICE LIBOR USD 3 Month + 0.75%), 3.262%, 4/15/29	240,648	235,389
Magnetite CLO XXXIII, Ltd. 144A FRB Ser. 22-33A, Class A, (CME TERM SOFR 3 Month + 1.50%), 4.207%, 7/20/35 (Cayman Islands)	300,000	291,196
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (ICE LIBOR USD 3 Month + 1.32%), 3.832%, 4/15/32 (Cayman Islands)	323,000	311,601
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 3.802%, 1/15/35 (Cayman Islands)	250,000	237,954
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (ICE LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	241,342

Dynamic Asset Allocation Growth Fund 83

COLLATERALIZED LOAN OBLIGATIONS (0.9%)* cont.	Principal amount	Value
Neuberger Berman Loan Advisers CLO 34, Ltd. 144A FRB Ser. 22-34A, Class A1R, (CME TERM SOFR 3 Month + 1.24%), 3.717%, 1/20/35 (Cayman Islands)	$250,000	$242,667
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	238,556
OZLM VII, Ltd. 144A FRB Ser. 18-7RA, Class A1R, (ICE LIBOR USD 3 Month + 1.01%), 3.75%, 7/17/29 (Cayman Islands)	345,127	337,920
OZLM XVIII, Ltd. 144A FRB Ser. 18-18A, Class A, (ICE LIBOR USD 3 Month + 1.02%), 3.532%, 4/15/31 (Cayman Islands)	254,000	244,367
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 4.055%, 11/14/34 (Cayman Islands)	250,000	239,559
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 3.662%, 7/15/34 (Cayman Islands)	374,000	357,041
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (ICE LIBOR USD 3 Month + 2.00%), 4.905%, 5/15/32 (Cayman Islands)	378,000	354,734
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.00%), 3.71%, 10/20/31 (Cayman Islands)	250,000	241,603
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 7/20/34 (Cayman Islands)	599,000	572,852
RR, 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.632%, 4/15/36 (Cayman Islands)	375,000	358,508
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 3.455%, 4/13/31 (Cayman Islands)	250,000	241,881
Sound Point CLO XIV, Ltd. 144A FRB Ser. 21-3A, Class AR2, (ICE LIBOR USD 3 Month + 0.99%), 3.773%, 1/23/29 (Cayman Islands)	234,389	230,485
Sound Point CLO XVIII, Ltd. 144A FRB Ser. 18-4A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.83%, 1/21/31 (Cayman Islands)	575,000	554,215
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.682%, 7/15/34 (Cayman Islands)	750,000	706,514
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 7/20/34 (Cayman Islands)	572,000	540,093
Venture 33 CLO, Ltd. 144A FRB Ser. 21-33A, Class A1LR, (ICE LIBOR USD 3 Month + 1.06%), 3.572%, 7/15/31 (Cayman Islands)	395,000	380,976
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (ICE LIBOR USD 3 Month + 1.70%), 4.41%, 1/20/29 (Cayman Islands)	250,000	237,866
Wellfleet CLO, Ltd. 144A FRB Ser. 18-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.84%, 7/17/31	250,000	242,282
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 4.002%, 7/15/32	549,000	529,934
Total collateralized loan obligations (cost $21,829,220)		$21,196,951

COMMODITY LINKED NOTES (0.5%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$14,525,000	$11,501,152
Total commodity linked notes (cost $14,525,000)		$11,501,152

84 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.5%)*	Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)	$400,000	$290,291
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)	427,000	353,059
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	760,000	605,150
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	454,000	383,884
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)	370,000	302,575
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	785,000	596,600
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)	350,000	315,438
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	246,000	185,115
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	605,000	591,388
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	271,000	252,708
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	430,000	349,442
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	925,000	867,586
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	690,000	659,816
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	285,000	282,150
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	300,000	276,762
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	540,000	416,464
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	320,000	326,442
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	490,000	379,138
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	230,000	205,275
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	230,000	216,200
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	200,000	156,750
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	720,000	606,960
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	300,000	224,625
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	360,000	320,395
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	1,491,000	1,143,126
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	240,000	286,952
Total foreign government and agency bonds and notes (cost $12,342,582)		$10,594,291

Dynamic Asset Allocation Growth Fund 85

SENIOR LOANS (0.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 4/1/28	$172,813	$162,769
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 5.756%, 4/22/26	221,255	172,553
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.46%, 4/20/28	110,000	106,370
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 6.784%, 10/19/27	186,687	174,319
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 8.865%, 11/18/29	160,000	138,501
Asurion, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.25%), 8.365%, 1/30/29	75,000	57,000
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 6.365%, 7/31/27	143,432	120,698
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.952%, 6/21/24	526,036	456,536
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.814%, 4/3/24	248,821	231,249
Clarios Global LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 4/30/26	254,042	239,752
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.306%, 8/21/26	295,000	262,641
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.50%), 6.615%, 11/23/27	264,548	229,363
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 7.424%, 5/27/28	281,438	271,117
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 8.115%, 7/22/27	218,400	202,922
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 10.274%, 7/30/28	120,000	116,640
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 6.814%, 10/2/25	476,513	411,945
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.115%, 12/1/27	182,225	173,048
HUB International, Ltd. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.982%, 4/25/25	39,597	38,088
iHeartCommunications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 5/1/26	147,114	137,828
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 5.696%, 12/15/27	83,513	78,084
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.259%, 2/4/26	107,851	91,134
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.125%, 6/1/28	281,141	258,649
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 7.752%, 4/22/27	132,305	96,583
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.25%), 7.365%, 12/17/28	416,850	354,668
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.87%, 1/29/28	214,458	202,485
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 6/3/28	207,552	191,064

86 Dynamic Asset Allocation Growth Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 9.32%, 8/31/29	$210,000	$201,338
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 11.125%, 2/28/26	125,000	75,000
Rocket Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 7.365%, 11/28/25	118,500	113,242
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 6.283%, 10/1/25	202,754	189,828
TK Elevator US Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.871%, 7/31/27	118,804	113,657
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 7.535%, 5/3/27	155,000	145,700
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.533%, 4/21/28	226,550	215,821
Vertiv Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.303%, 3/2/27	390,860	371,176
Total senior loans (cost $7,007,484)		$6,401,768

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,250	$1,675,000
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	1,995	2,244,176
Total convertible preferred stocks (cost $3,303,326)		$3,919,176

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$447,159	$446,041
Mortgage Repurchase Agreement Financing Trust II 144A FRN Ser. 22-S1, Class A1, (US 30 Day Average SOFR + 2.00%), 2.889%, 3/30/25	450,000	450,000
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR Compounded Index + 1.25%), 3.54%, 1/17/23	783,000	783,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.75%), 3.834%, 5/25/55	389,000	380,896
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.314%, 5/29/23	700,000	700,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 3.784%, 12/8/22	243,000	243,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 1/25/46	248,247	247,565
Total asset-backed securities (cost $3,258,384)		$3,250,502

INVESTMENT COMPANIES (0.1%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	47,611	$2,046,321
Total investment companies (cost $2,251,026)		$2,046,321

UNITS (—%)*	Units	Value
Banco BTG Pactual SA (Brazil)	178,700	$821,887
Total units (cost $897,564)		$821,887

Dynamic Asset Allocation Growth Fund 87

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$86,000
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	254,800
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	106,000	100,833
Total convertible bonds and notes (cost $454,534)		$441,633

SHORT-TERM INVESTMENTS (8.7%)*		Principal amount/ shares	Value
Interest in $416,200,000 joint tri-party repurchase agreement dated 9/30/2022 with Citigroup Global Markets, Inc. due 10/3/2022 — maturity value of $12,961,293 for an effective yield of 3.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 6/20/2052 to 7/20/2052, valued at $424,524,000)		$12,958,000	$12,958,000
Manhattan Asset Funding Co., LLC asset backed commercial paper 3.265%, 11/18/22 (Japan)		10,000,000	9,954,811
Putnam Short Term Investment Fund Class P 3.11% L	Shares	148,416,010	148,416,010
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94% P	Shares	2,640,000	2,640,000
U.S. Treasury Bills 2.995%, 11/22/22 # ∆ § Φ		$1,400,000	1,394,295
U.S. Treasury Bills 2.850%, 11/25/22 § Φ		800,000	796,685
U.S. Treasury Bills 2.800%, 11/8/22 ∆ § Φ		1,800,000	1,795,124
U.S. Treasury Bills 2.700%, 11/1/22 # ∆ § Φ		3,800,000	3,791,831
U.S. Treasury Bills 2.648%, 10/25/22 # ∆ §		900,000	898,607
U.S. Treasury Bills 2.527%, 10/18/22 # ∆ §		3,600,000	3,596,203
U.S. Treasury Bills 2.447%, 10/11/22 # ∆ §		2,900,000	2,898,422
Victory Receivables Corp. asset backed commercial paper 3.115%, 11/18/22 (Japan)		12,808,000	12,748,273
Total short-term investments (cost $201,894,747)			$201,888,261

TOTAL INVESTMENTS
Total investments (cost $2,424,329,858)	$2,498,619,249

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes

88 Dynamic Asset Allocation Growth Fund

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,328,307,910.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,072,353 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $744,194 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,062,015 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,255,271 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.

Dynamic Asset Allocation Growth Fund 89

W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	78.4%	Cayman Islands	0.8%
Japan	3.7	Netherlands	0.7
United Kingdom	3.1	Canada	0.7
France	1.9	India	0.7
Germany	1.1	Indonesia	0.5
Switzerland	1.0	Ireland	0.5
Australia	1.0	Other	5.1
China	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $111,509,875)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/21/22	$6,760,605	$7,005,409	$244,804
	Canadian Dollar	Sell	10/19/22	1,878,163	2,006,496	128,333
	New Taiwan Dollar	Buy	11/16/22	5,033,965	5,331,826	(297,861)
Barclays Bank PLC
	Hong Kong Dollar	Sell	11/16/22	85,942	86,041	99
Citibank, N.A.
	British Pound	Sell	12/21/22	9,731,547	10,080,064	348,517
	Danish Krone	Sell	12/21/22	1,336,393	1,381,811	45,418
	Hong Kong Dollar	Buy	11/16/22	4,129,592	4,131,265	(1,673)
Goldman Sachs International
	Chinese Yuan (Offshore)	Buy	11/16/22	7,148,383	7,563,028	(414,645)
	Japanese Yen	Buy	11/16/22	5,857,126	5,899,888	(42,762)
JPMorgan Chase Bank N.A.
	Norwegian Krone	Sell	12/21/22	528,623	584,767	56,144
	Singapore Dollar	Sell	11/16/22	5,030,529	5,240,891	210,362
	South Korean Won	Buy	11/16/22	1,666,070	1,822,238	(156,168)
	Swedish Krona	Buy	12/21/22	2,813,659	2,975,351	(161,692)
Morgan Stanley & Co. International PLC
	British Pound	Sell	12/21/22	6,728,858	6,940,313	211,455
	Euro	Sell	12/21/22	95,547	96,263	716
	Swiss Franc	Buy	12/21/22	2,505,697	2,573,109	(67,412)

90 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $111,509,875) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	10/19/22	$3,243,505	$3,443,432	$(199,927)
	Canadian Dollar	Sell	10/19/22	6,650,122	7,105,026	454,904
	Euro	Sell	12/21/22	16,774,455	17,210,173	435,718
State Street Bank and Trust Co.
	Chinese Yuan (Offshore)	Buy	11/16/22	7,495,014	7,931,295	(436,281)
	Swiss Franc	Buy	12/21/22	7,720,807	7,929,589	(208,782)
UBS AG
	Hong Kong Dollar	Sell	11/16/22	3,672,646	3,676,721	4,075
WestPac Banking Corp.
	Japanese Yen	Buy	11/16/22	445,223	494,879	(49,656)
Unrealized appreciation						2,140,545
Unrealized (depreciation)						(2,036,859)
Total						$103,686
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	58	$4,818,298	$4,815,740	Dec-22	$(652,909)
Russell 2000 Index E-Mini (Long)	118	9,821,824	9,851,820	Dec-22	(1,300,261)
S&P 500 Index E-Mini (Long)	555	99,500,955	99,941,625	Dec-22	(9,434,628)
S&P 500 Index E-Mini (Short)	903	161,890,743	162,607,725	Dec-22	21,881,535
U.S. Treasury Bond 30 yr (Long)	104	13,146,250	13,146,250	Dec-22	(1,123,914)
U.S. Treasury Bond Ultra 30 yr (Long)	156	21,372,000	21,372,000	Dec-22	(2,169,726)
U.S. Treasury Bond Ultra 30 yr (Short)	6	822,000	822,000	Dec-22	83,393
U.S. Treasury Note 2 yr (Long)	216	44,364,375	44,364,375	Dec-22	(662,595)
U.S. Treasury Note 5 yr (Long)	417	44,830,758	44,830,758	Dec-22	(1,424,735)
U.S. Treasury Note 5 yr (Short)	30	3,225,234	3,225,234	Dec-22	102,589
U.S. Treasury Note 10 yr (Long)	245	27,455,313	27,455,313	Dec-22	(1,229,598)
U.S. Treasury Note Ultra 10 yr (Long)	6	710,906	710,906	Dec-22	(46,334)
Unrealized appreciation					22,067,517
Unrealized (depreciation)					(18,044,700)
Total					$4,022,817

TBA SALE COMMITMENTS OUTSTANDING at 9/30/22 (proceeds receivable $54,926,211)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.00%, 10/1/52	$2,000,000	10/13/22	$1,853,750
Uniform Mortgage-Backed Securities, 3.50%, 10/1/52	8,000,000	10/13/22	7,193,748
Uniform Mortgage-Backed Securities, 3.00%, 10/1/52	14,000,000	10/13/22	12,171,250
Uniform Mortgage-Backed Securities, 2.50%, 10/1/52	20,000,000	10/13/22	16,782,811
Uniform Mortgage-Backed Securities, 2.00%, 10/1/52	18,000,000	10/13/22	14,564,813
Total			$52,566,372

Dynamic Asset Allocation Growth Fund 91

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$119,700,000	$96,957 E	$(122,492)	12/21/24	4.20% — Annually	US SOFR — Annually	$(25,535)
32,975,000	26,710 E	36,534	12/21/24	US SOFR — Annually	4.20% — Annually	9,824
42,043,000	21,862 E	88,840	12/21/27	3.80% — Annually	US SOFR — Annually	110,704
25,842,000	311,913 E	(121,400)	12/21/32	3.40% — Annually	US SOFR — Annually	190,512
13,387,000	161,581 E	63,373	12/21/32	US SOFR — Annually	3.40% — Annually	(98,209)
7,212,000	68,370 E	(60,179)	12/21/52	US SOFR — Annually	3.00% — Annually	(128,549)
4,913,500	32,822	(65)	9/29/32	3.6305% — Annually	US SOFR — Annually	(33,878)
6,642,750	20,327	(53)	9/29/27	US SOFR — Annually	3.884% — Annually	21,707
4,913,500	36,704	(65)	9/29/32	3.64% — Annually	US SOFR — Annually	(37,762)
6,642,750	24,113	(53)	9/29/27	US SOFR — Annually	3.8965% — Annually	25,498
395,000	849	(1)	9/29/24	4.321% — Annually	US SOFR — Annually	(946)
3,974,000	39,819	(52)	9/29/32	3.67061% — Annually	US SOFR — Annually	(40,682)
2,431,000	14,197	(20)	9/30/27	US SOFR — Annually	3.6865% — Annually	(13,968)
2,431,000	14,416	(20)	9/30/27	US SOFR — Annually	3.6845% — Annually	(14,187)
5,047,000	7,924	(19)	9/30/24	4.1255% — Annually	US SOFR — Annually	7,744
3,674,000	20,721	(48)	9/30/32	3.4825% — Annually	US SOFR — Annually	20,622
526,000	515	(2)	10/3/24	US SOFR — Annually	4.16% — Annually	(517)
3,981,000	15,406	(53)	10/3/32	US SOFR — Annually	3.504% — Annually	(15,459)
2,771,000	18,012	(37)	10/4/32	US SOFR — Annually	3.4725% — Annually	(18,048)
2,538,000	1,056	(20)	10/4/27	3.826% — Annually	US SOFR — Annually	(1,076)
Total		$(115,832)	$(42,205)
E Extended effective date.

92 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$75,510,783	$68,618,565	$—	8/4/23	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(6,948,165)
76,607,163	67,559,795	—	9/14/23	Secured Overnight Financing Rate plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	9,095,846
Goldman Sachs International
100,162,221	99,581,397	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(398,223)
97,081,632	96,009,012	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	908,558
38,676	37,585	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	(1,105)
Upfront premium received		—		Unrealized appreciation		10,004,404
Upfront premium (paid)		—		Unrealized (depreciation)		(7,347,493)
Total		$—		Total	$2,656,911
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
STORE Capital Corp.	Financials	33,284	$1,042,778	1.52%
O’Reilly Automotive, Inc.	Consumer cyclicals	1,357	954,203	1.39%
Unum Group	Financials	23,803	923,541	1.35%
Brown & Brown, Inc.	Financials	15,042	909,754	1.33%
Constellation Energy Corp.	Utilities and power	10,929	909,188	1.32%
Molina Healthcare, Inc.	Health care	2,749	906,790	1.32%
Manhattan Associates, Inc.	Technology	6,699	891,207	1.30%
Wintrust Financial Corp.	Financials	10,927	891,065	1.30%
Ulta Beauty, Inc.	Consumer staples	2,195	880,524	1.28%
ON Semiconductor Corp.	Technology	14,110	879,498	1.28%
Cadence Design Systems, Inc.	Technology	5,338	872,348	1.27%
Pure Storage, Inc. Class A	Technology	31,850	871,723	1.27%
East West Bancorp, Inc.	Financials	12,922	867,559	1.26%
Gartner, Inc.	Consumer cyclicals	3,119	862,861	1.26%

Dynamic Asset Allocation Growth Fund 93

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
General Dynamics Corp.	Capital goods	4,050	$859,199	1.25%
MGIC Investment Corp.	Financials	66,621	854,084	1.24%
Wix.com, Ltd.(IL) (Israel)	Technology	10,901	852,748	1.24%
Apartment Income REIT Corp.	Financials	21,367	825,205	1.20%
Targa Resources Corp.	Energy	13,669	824,804	1.20%
Toll Brothers, Inc.	Consumer cyclicals	19,518	819,765	1.19%
NRG Energy, Inc.	Utilities and power	21,397	818,850	1.19%
Procore Technologies, Inc.	Technology	16,521	817,468	1.19%
Hologic, Inc.	Health care	12,623	814,452	1.19%
Valero Energy Corp.	Energy	7,601	812,168	1.18%
Textron, Inc.	Capital goods	13,840	806,347	1.18%
Synopsys, Inc.	Technology	2,620	800,299	1.17%
Uber Technologies, Inc.	Consumer staples	30,142	798,751	1.16%
Boyd Gaming Corp.	Consumer cyclicals	16,762	798,695	1.16%
American International Group, Inc.	Financials	16,786	797,006	1.16%
Genuine Parts Co.	Consumer cyclicals	5,244	783,033	1.14%
Virtu Financial, Inc. Class A	Financials	37,699	783,015	1.14%
Johnson Controls International PLC	Capital goods	15,903	782,755	1.14%
Allison Transmission Holdings, Inc.	Capital goods	23,035	777,675	1.13%
Autonation, Inc.	Consumer cyclicals	7,617	775,976	1.13%
AbbVie, Inc.	Health care	5,762	773,278	1.13%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	12,294	754,229	1.10%
Live Nation Entertainment, Inc.	Consumer cyclicals	9,903	753,056	1.10%
Bio-Rad Laboratories, Inc. Class A	Health care	1,770	738,342	1.08%
CF Industries Holdings, Inc.	Basic materials	7,571	728,694	1.06%
Booking Holdings, Inc.	Consumer cyclicals	439	720,761	1.05%
Palo Alto Networks, Inc.	Technology	4,360	714,159	1.04%
Expedia Group, Inc.	Consumer cyclicals	7,617	713,590	1.04%
ManpowerGroup, Inc.	Consumer staples	10,993	711,115	1.04%
Marathon Oil Corp.	Energy	31,342	707,713	1.03%
Apollo Global Management, Inc.	Financials	15,040	699,350	1.02%
Albertsons Cos., Inc. Class A	Consumer staples	27,988	695,790	1.01%
Monolithic Power Systems, Inc.	Technology	1,847	671,072	0.98%
Merck & Co., Inc.	Health care	7,706	663,657	0.97%
Travel + Leisure Co.	Consumer cyclicals	19,274	657,616	0.96%
Smartsheet, Inc. Class A	Technology	19,132	657,367	0.96%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Five Below, Inc.	Consumer cyclicals	7,043	$969,676	1.44%
Erie Indemnity Co. Class A	Financials	4,320	960,301	1.42%
Wynn Resorts, Ltd.	Consumer cyclicals	14,788	932,077	1.38%
Shift4 Payments, Inc. Class A	Consumer cyclicals	20,434	911,549	1.35%
Commerce Bancshares, Inc./MO	Financials	13,640	902,416	1.34%

94 Dynamic Asset Allocation Growth Fund

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Ross Stores, Inc.	Consumer cyclicals	10,676	$899,698	1.33%
Ceridian HCM Holding, Inc.	Technology	15,918	889,470	1.32%
Berkshire Hathaway, Inc. Class B	Financials	3,324	887,443	1.31%
Wolfspeed, Inc.	Technology	8,417	869,982	1.29%
RPM International, Inc.	Basic materials	10,326	860,288	1.27%
Air Products & Chemicals, Inc.	Basic materials	3,690	858,800	1.27%
NextEra Energy, Inc.	Utilities and power	10,796	846,499	1.25%
Aspen Technology, Inc.	Technology	3,550	845,596	1.25%
BWX Technologies, Inc.	Capital goods	16,763	844,337	1.25%
Tyler Technologies, Inc.	Technology	2,380	827,207	1.22%
Texas Instruments, Inc.	Technology	5,343	827,014	1.22%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	11,715	823,082	1.22%
Broadridge Financial Solutions, Inc.	Financials	5,693	821,639	1.22%
T Rowe Price Group, Inc.	Financials	7,737	812,450	1.20%
New York Community Bancorp, Inc.	Financials	95,080	811,029	1.20%
Boston Beer Co., Inc. Class A	Consumer staples	2,480	802,646	1.19%
Becton Dickinson and Co.	Health care	3,597	801,568	1.19%
Paramount Global Class B	Consumer cyclicals	41,594	791,951	1.17%
Equifax, Inc.	Consumer cyclicals	4,602	788,862	1.17%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	20,658	782,926	1.16%
Take-Two Interactive Software, Inc.	Technology	7,146	778,950	1.15%
Pioneer Natural Resources Co.	Energy	3,586	776,571	1.15%
Kemper Corp.	Financials	18,799	775,644	1.15%
TD SYNNEX Corp.	Technology	9,533	774,018	1.15%
Viasat, Inc.	Communication services	25,541	772,115	1.14%
New Fortress Energy, Inc.	Energy	17,114	748,069	1.11%
Cooper Cos., Inc. (The)	Health care	2,823	745,086	1.10%
NortonLifeLock, Inc.	Technology	36,660	738,328	1.09%
Domino’s Pizza, Inc.	Consumer staples	2,306	715,260	1.06%
Polaris, Inc.	Consumer cyclicals	7,452	712,821	1.06%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	62,267	707,359	1.05%
Universal Health Services, Inc. Class B	Health care	8,000	705,423	1.04%
Digital Realty Trust, Inc.	Financials	7,042	698,408	1.03%
Welltower, Inc.	Financials	10,779	693,319	1.03%
Thor Industries, Inc.	Consumer cyclicals	9,532	667,033	0.99%
TripAdvisor, Inc.	Consumer staples	29,343	647,884	0.96%
CH Robinson Worldwide, Inc.	Transportation	6,615	637,059	0.94%
Ball Corp.	Capital goods	13,125	634,192	0.94%
CarMax, Inc.	Consumer cyclicals	9,587	632,956	0.94%
Prudential Financial, Inc.	Financials	7,369	632,151	0.94%
Stanley Black & Decker, Inc.	Consumer cyclicals	8,399	631,671	0.93%
Catalent, Inc.	Health care	8,452	611,576	0.91%
Exact Sciences Corp.	Health care	18,733	608,622	0.90%
Organon & Co.	Health care	25,951	607,255	0.90%
VF Corp.	Consumer cyclicals	20,160	602,986	0.89%

Dynamic Asset Allocation Growth Fund 95

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Shell PLC (London Exchange) (United Kingdom)	Energy	25,514	$639,828	0.64%
Exxon Mobil Corp.	Energy	7,152	624,412	0.63%
FactSet Research Systems, Inc.	Consumer cyclicals	1,558	623,344	0.63%
Weyerhaeuser Co.	Basic materials	21,647	618,230	0.62%
Vinci SA (France)	Capital goods	7,569	616,720	0.62%
GoDaddy, Inc. Class A	Technology	8,683	615,450	0.62%
Keysight Technologies, Inc.	Technology	3,908	614,928	0.62%
Chevron Corp.	Energy	4,254	611,161	0.61%
Merck & Co., Inc.	Health care	7,062	608,205	0.61%
Secom Co., Ltd. (Japan)	Consumer cyclicals	10,615	606,914	0.61%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	39,353	605,471	0.61%
Cummins, Inc.	Capital goods	2,973	605,127	0.61%
MSCI, Inc.	Technology	1,434	604,863	0.61%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	28,359	600,246	0.60%
ConocoPhillips	Energy	5,831	596,754	0.60%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	136,278	592,762	0.60%
PepsiCo, Inc.	Consumer staples	3,606	588,752	0.59%
Diageo PLC (United Kingdom)	Consumer staples	13,837	586,590	0.59%
SEI Investments Co.	Financials	11,947	586,001	0.59%
Hershey Co. (The)	Consumer staples	2,633	580,431	0.58%
Fortive Corp.	Capital goods	9,900	577,190	0.58%
Eiffage SA (France)	Basic materials	6,916	559,074	0.56%
Nitto Denko Corp. (Japan)	Basic materials	9,921	536,679	0.54%
Avery Dennison Corp.	Basic materials	3,259	530,297	0.53%
Moncler SpA (Italy)	Consumer cyclicals	12,546	520,994	0.52%
Hartford Financial Services Group, Inc. (The)	Financials	8,292	513,622	0.52%
Gilead Sciences, Inc.	Health care	8,296	511,782	0.51%
Lockheed Martin Corp.	Capital goods	1,303	503,178	0.51%
Leidos Holdings, Inc.	Technology	5,677	496,551	0.50%
AT&T, Inc.	Communication services	32,326	495,875	0.50%
Ferrari NV (Italy)	Consumer cyclicals	2,617	491,378	0.49%
Textron, Inc.	Capital goods	8,394	489,036	0.49%
Garmin, Ltd.	Technology	6,077	488,051	0.49%
Agilent Technologies, Inc.	Technology	3,975	483,208	0.49%
Dropbox, Inc. Class A	Technology	23,066	477,931	0.48%
EXOR N.V.	Financials	7,418	475,868	0.48%
Airbnb, Inc. Class A	Consumer staples	4,453	467,722	0.47%
Camden Property Trust	Financials	3,891	464,829	0.47%
W.R. Berkley Corp.	Financials	7,157	462,180	0.46%
Colgate-Palmolive Co.	Consumer staples	6,565	461,224	0.46%
Panasonic Corp. (Japan)	Consumer cyclicals	63,851	447,521	0.45%
Chubb, Ltd.	Financials	2,459	447,209	0.45%
NetApp, Inc.	Technology	7,172	443,610	0.45%

96 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Trimble Inc.	Technology	8,139	$441,677	0.44%
Philip Morris International, Inc.	Consumer staples	5,306	440,439	0.44%
Valeo (France)	Consumer cyclicals	28,440	435,477	0.44%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	85,983	431,566	0.43%
Anglo American PLC (London Exchange) (United Kingdom)	Basic materials	14,097	430,463	0.43%
Marubeni Corp. (Japan)	Conglomerates	48,358	423,624	0.43%
Sealed Air Corp.	Basic materials	9,461	421,120	0.42%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	1,012	$605,128	0.63%
Air Liquide SA (France)	Basic materials	5,251	605,027	0.63%
Rollins, Inc.	Consumer cyclicals	16,975	588,681	0.61%
CGI Group, Inc. Class A (Canada)	Technology	7,818	588,587	0.61%
International Paper Co.	Basic materials	18,517	586,983	0.61%
Allianz SE (Germany)	Financials	3,699	586,510	0.61%
STERIS PLC	Health care	3,514	584,294	0.61%
Ingersoll Rand, Inc.	Capital goods	13,441	581,441	0.61%
Equifax, Inc.	Consumer cyclicals	3,380	579,394	0.60%
Reed Elsevier (United Kingdom)	Consumer cyclicals	23,538	578,722	0.60%
Visa, Inc. Class A	Financials	3,240	575,501	0.60%
AXA SA (France)	Financials	26,102	574,932	0.60%
SoftBank Corp. (Japan)	Communication services	57,333	573,018	0.60%
Waste Connections, Inc.	Capital goods	4,213	569,278	0.59%
Toyota Motor Corp. (Japan)	Consumer cyclicals	43,431	562,955	0.59%
Enel SpA (Italy)	Utilities and power	134,971	558,745	0.58%
Alexandria Real Estate Equities, Inc.	Financials	3,964	555,728	0.58%
Broadridge Financial Solutions, Inc.	Financials	3,841	554,399	0.58%
Moody’s Corp.	Consumer cyclicals	2,278	553,868	0.58%
Masco Corp.	Consumer cyclicals	11,806	551,203	0.57%
Orange SA (France)	Communication services	59,965	543,489	0.57%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	19,351	538,014	0.56%
Imperial Brands PLC (United Kingdom)	Consumer staples	25,926	536,970	0.56%
NICE, Ltd. (Israel)	Communication services	2,810	535,551	0.56%
Monster Beverage Corp.	Consumer staples	6,088	529,391	0.55%
BlackRock, Inc.	Financials	952	524,121	0.55%
Realty Income Corp.	Financials	8,994	523,450	0.55%
Cooper Cos., Inc. (The)	Health care	1,962	517,780	0.54%
Enbridge, Inc. (Canada)	Utilities and power	13,836	513,029	0.53%
BNP Paribas SA (France)	Financials	11,954	510,867	0.53%
Prudential Financial, Inc.	Financials	5,742	492,540	0.51%

Dynamic Asset Allocation Growth Fund 97

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Aeon Co., Ltd. (Japan)	Consumer cyclicals	26,059	$486,771	0.51%
Solvay SA (France)	Basic materials	6,213	484,954	0.51%
Heineken NV (Netherlands)	Consumer staples	5,496	484,023	0.50%
Mizuho Financial Group, Inc. (Japan)	Financials	43,715	471,945	0.49%
Bridgestone Corp. (Japan)	Consumer cyclicals	13,901	448,454	0.47%
S&P Global, Inc.	Consumer cyclicals	1,467	447,986	0.47%
Kubota Corp. (Japan)	Capital goods	32,347	447,896	0.47%
Swisscom AG (Switzerland)	Communication services	953	447,755	0.47%
Catalent, Inc.	Health care	6,165	446,084	0.46%
D.R. Horton, Inc.	Consumer cyclicals	6,562	441,964	0.46%
Hess Corp.	Energy	4,023	438,428	0.46%
Berkshire Hathaway, Inc. Class B	Financials	1,640	437,831	0.46%
Welltower, Inc.	Financials	6,583	423,408	0.44%
TransUnion	Consumer cyclicals	7,071	420,681	0.44%
Texas Pacific Land Corp.	Energy	236	419,995	0.44%
ORIX Corp. (Japan)	Financials	29,608	414,972	0.43%
Walt Disney Co. (The)	Consumer cyclicals	4,376	412,827	0.43%
Pioneer Natural Resources Co.	Energy	1,906	412,707	0.43%
Fastenal Co.	Consumer staples	8,958	412,438	0.43%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,367	$14,361	$3,227	5/11/63	300 bp — Monthly	$(1,852)
CMBX NA BBB−.6 Index	B+/P	2,591	30,876	6,938	5/11/63	300 bp — Monthly	(4,331)
CMBX NA BBB−.6 Index	B+/P	5,309	61,751	13,875	5/11/63	300 bp — Monthly	(8,535)
Citigroup Global Markets, Inc.
CMBX NA A.13 Index	A-/P	(115)	7,000	608	12/16/72	200 bp — Monthly	(721)
CMBX NA BB.11 Index	BB−/P	33,900	60,000	13,344	11/18/54	500 bp — Monthly	20,606
CMBX NA BB.6 Index	CCC+/P	39,593	209,698	84,131	5/11/63	500 bp — Monthly	(44,361)
CMBX NA BB.7 Index	B-/P	22,506	441,000	147,029	1/17/47	500 bp — Monthly	(124,157)
CMBX NA BB.9 Index	B/P	814	4,000	1,305	9/17/58	500 bp — Monthly	(487)
CMBX NA BB.9 Index	B/P	9,598	47,000	15,336	9/17/58	500 bp — Monthly	(5,698)
CMBX NA BBB−.10 Index	BB+/P	3,722	30,000	5,580	11/17/59	300 bp — Monthly	(1,843)

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	BB+/P	$4,364	$40,000	$7,440	11/17/59	300 bp — Monthly	$(3,056)
CMBX NA BBB−.12 Index	BBB−/P	751	18,000	3,294	8/17/61	300 bp — Monthly	(2,534)
CMBX NA BBB−.12 Index	BBB−/P	6,129	104,000	19,032	8/17/61	300 bp — Monthly	(12,851)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	3,286	79,000	4,377	1/17/47	200 bp — Monthly	(1,064)
CMBX NA BB.7 Index	B-/P	10,567	79,000	26,339	1/17/47	500 bp — Monthly	(15,706)
CMBX NA BBB−.7 Index	BB−/P	6,165	78,000	15,811	1/17/47	300 bp — Monthly	(9,606)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	(288)	17,000	1,554	12/16/72	200 bp — Monthly	(1,837)
CMBX NA A.14 Index	A-/P	(679)	40,000	3,656	12/16/72	200 bp — Monthly	(4,322)
CMBX NA A.6 Index	A-/P	15	1,257	128	5/11/63	200 bp — Monthly	(113)
CMBX NA A.6 Index	A-/P	101	1,257	128	5/11/63	200 bp — Monthly	(27)
CMBX NA A.6 Index	A-/P	394	3,772	385	5/11/63	200 bp — Monthly	11
CMBX NA A.6 Index	A-/P	2,494	13,202	1,347	5/11/63	200 bp — Monthly	1,152
CMBX NA A.6 Index	A-/P	711	14,459	1,475	5/11/63	200 bp — Monthly	(759)
CMBX NA A.6 Index	A-/P	(201)	15,716	1,603	5/11/63	200 bp — Monthly	(1,799)
CMBX NA BBB−.14 Index	BBB−/P	315	7,000	1,429	12/16/72	300 bp — Monthly	(1,111)
CMBX NA BBB−.15 Index	BBB−/P	92	1,000	211	11/18/64	300 bp — Monthly	(118)
CMBX NA BBB−.15 Index	BBB−/P	89	1,000	211	11/18/64	300 bp — Monthly	(122)
CMBX NA BBB−.6 Index	B+/P	870	7,898	1,775	5/11/63	300 bp — Monthly	(900)
CMBX NA BBB−.6 Index	B+/P	1,355	20,105	4,518	5/11/63	300 bp — Monthly	(3,153)
CMBX NA BBB−.6 Index	B+/P	5,485	46,672	10,487	5/11/63	300 bp — Monthly	(4,978)
CMBX NA BBB−.6 Index	B+/P	6,329	53,853	12,101	5/11/63	300 bp — Monthly	(5,744)

Dynamic Asset Allocation Growth Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$12,704	$121,348	$27,267	5/11/63	300 bp — Monthly	$(14,501)
CMBX NA BBB−.7 Index	BB−/P	30,086	382,000	77,431	1/17/47	300 bp — Monthly	(47,154)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(305)	58,000	5,040	12/16/72	200 bp — Monthly	(5,326)
CMBX NA A.14 Index	A-/P	(146)	22,000	2,011	12/16/72	200 bp — Monthly	(2,149)
CMBX NA A.7 Index	BBB+/P	7,192	164,000	9,086	1/17/47	200 bp — Monthly	(1,839)
CMBX NA BB.10 Index	B+/P	4,092	51,000	16,973	5/11/63	500 bp — Monthly	(12,838)
CMBX NA BB.6 Index	CCC+/P	4,633	6,838	2,743	5/11/63	500 bp — Monthly	1,896
CMBX NA BBB−.8 Index	BB/P	3,431	22,000	3,806	10/17/57	300 bp — Monthly	(364)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(126)	21,000	1,825	12/16/72	200 bp — Monthly	(1,944)
CMBX NA A.13 Index	A-/P	(5,681)	381,000	33,109	12/16/72	200 bp — Monthly	(38,663)
CMBX NA A.14 Index	A-/P	(16)	1,000	91	12/16/72	200 bp — Monthly	(107)
CMBX NA A.6 Index	A-/P	3,018	21,374	2,180	5/11/63	200 bp — Monthly	844
CMBX NA BB.6 Index	CCC+/P	18,418	56,983	22,862	5/11/63	500 bp — Monthly	(4,396)
CMBX NA BB.6 Index	CCC+/P	36,963	113,966	45,723	5/11/63	500 bp — Monthly	(8,665)
Upfront premium received		289,449		Unrealized appreciation		24,509
Upfront premium (paid)		(7,557)		Unrealized (depreciation)		(399,731)
Total		$281,892		Total		$(375,222)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

100 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(4,900)	$37,090	$3,783	5/11/63	(200 bp) — Monthly	$(1,129)
CMBX NA A.6 Index	(3,888)	25,146	2,565	5/11/63	(200 bp) — Monthly	(1,331)
CMBX NA A.6 Index	(410)	3,143	321	5/11/63	(200 bp) — Monthly	(91)
CMBX NA A.6 Index	(243)	1,886	192	5/11/63	(200 bp) — Monthly	(51)
CMBX NA A.6 Index	(164)	1,257	128	5/11/63	(200 bp) — Monthly	(36)
CMBX NA A.6 Index	(164)	1,257	128	5/11/63	(200 bp) — Monthly	(36)
CMBX NA A.6 Index	(81)	629	64	5/11/63	(200 bp) — Monthly	(17)
CMBX NA A.7 Index	(1,802)	243,000	13,462	1/17/47	(200 bp) — Monthly	11,580
CMBX NA BB.10 Index	(33,266)	138,000	45,926	11/17/59	(500 bp) — Monthly	12,539
CMBX NA BB.10 Index	(14,025)	55,000	18,304	11/17/59	(500 bp) — Monthly	4,233
CMBX NA BB.10 Index	(5,114)	49,000	16,307	11/17/59	(500 bp) — Monthly	11,153
CMBX NA BB.10 Index	(4,386)	40,000	13,312	11/17/59	(500 bp) — Monthly	8,893
CMBX NA BB.11 Index	(4,405)	34,000	7,562	11/18/54	(500 bp) — Monthly	3,128
CMBX NA BB.11 Index	(934)	18,000	4,003	11/18/54	(500 bp) — Monthly	3,054
CMBX NA BB.11 Index	(550)	8,000	1,779	11/18/54	(500 bp) — Monthly	1,223
CMBX NA BB.8 Index	(6,084)	47,349	17,765	10/17/57	(500 bp) — Monthly	11,642
CMBX NA BB.8 Index	(14,471)	40,585	15,228	10/17/57	(500 bp) — Monthly	723
CMBX NA BB.8 Index	(3,109)	8,697	3,263	10/17/57	(500 bp) — Monthly	147
CMBX NA BB.9 Index	(968)	24,000	7,831	9/17/58	(500 bp) — Monthly	6,844
CMBX NA BB.9 Index	(1,419)	22,000	7,179	9/17/58	(500 bp) — Monthly	5,741
CMBX NA BB.9 Index	(413)	4,000	1,305	9/17/58	(500 bp) — Monthly	889
CMBX NA BB.9 Index	(109)	3,000	979	9/17/58	(500 bp) — Monthly	868
CMBX NA BBB−.10 Index	(20,259)	68,000	12,648	11/17/59	(300 bp) — Monthly	(7,645)

Dynamic Asset Allocation Growth Fund 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(3,691)	$15,000	$2,790	11/17/59	(300 bp) — Monthly	$(909)
CMBX NA BBB−.10 Index	(477)	2,000	372	11/17/59	(300 bp) — Monthly	(106)
CMBX NA BBB−.12 Index	(53,304)	169,000	30,927	8/17/61	(300 bp) — Monthly	(22,461)
CMBX NA BBB−.12 Index	(16,701)	50,000	9,150	8/17/61	(300 bp) — Monthly	(7,576)
CMBX NA BBB−.12 Index	(14,060)	40,000	7,320	8/17/61	(300 bp) — Monthly	(6,760)
CMBX NA BBB−.12 Index	(11,982)	34,000	6,222	8/17/61	(300 bp) — Monthly	(5,777)
CMBX NA BBB−.12 Index	(6,318)	28,000	5,124	8/17/61	(300 bp) — Monthly	(1,208)
CMBX NA BBB−.12 Index	(5,137)	27,000	4,941	8/17/61	(300 bp) — Monthly	(209)
CMBX NA BBB−.12 Index	(2,710)	16,000	2,928	8/17/61	(300 bp) — Monthly	210
CMBX NA BBB−.14 Index	(224)	2,000	408	12/16/72	(300 bp) — Monthly	183
CMBX NA BBB−.14 Index	(112)	1,000	204	12/16/72	(300 bp) — Monthly	92
CMBX NA BBB−.14 Index	(199)	1,000	204	12/16/72	(300 bp) — Monthly	5
CMBX NA BBB−.6 Index	(64)	718	161	5/11/63	(300 bp) — Monthly	97
CMBX NA BBB−.8 Index	(17,656)	113,000	19,549	10/17/57	(300 bp) — Monthly	1,836
CMBX NA BBB−.8 Index	(13,950)	93,000	16,089	10/17/57	(300 bp) — Monthly	2,093
CMBX NA BBB−.8 Index	(9,363)	59,000	10,207	10/17/57	(300 bp) — Monthly	815
CMBX NA BBB−.8 Index	(9,326)	59,000	10,207	10/17/57	(300 bp) — Monthly	852
CMBX NA BBB−.8 Index	(8,186)	59,000	10,207	10/17/57	(300 bp) — Monthly	1,991
CMBX NA BBB−.8 Index	(4,163)	30,000	5,190	10/17/57	(300 bp) — Monthly	1,013
CMBX NA BBB−.8 Index	(4,008)	28,000	4,844	10/17/57	(300 bp) — Monthly	823
CMBX NA BBB−.8 Index	(1,598)	12,000	2,076	10/17/57	(300 bp) — Monthly	473
CMBX NA BBB−.9 Index	(4,732)	20,000	3,902	9/17/58	(300 bp) — Monthly	(840)

102 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(13,476)	$101,000	$33,613	11/17/59	(500 bp) — Monthly	$20,053
CMBX NA BB.10 Index	(11,892)	100,000	33,280	11/17/59	(500 bp) — Monthly	21,305
CMBX NA BB.10 Index	(6,588)	53,000	17,638	11/17/59	(500 bp) — Monthly	11,006
CMBX NA BB.7 Index	(8,878)	382,167	153,325	5/11/63	(500 bp) — Monthly	144,117
CMBX NA BB.7 Index	(28,223)	153,000	51,010	1/17/47	(500 bp) — Monthly	22,660
CMBX NA BB.7 Index	(8,060)	49,000	16,337	1/17/47	(500 bp) — Monthly	8,236
CMBX NA BB.8 Index	(1,227)	6,764	2,538	10/17/57	(500 bp) — Monthly	1,306
Goldman Sachs International
CMBX NA BB.10 Index	(10,860)	48,000	15,974	11/17/59	(500 bp) — Monthly	5,074
CMBX NA BB.6 Index	(716)	5,318	2,134	5/11/63	(500 bp) — Monthly	1,413
CMBX NA BB.7 Index	(60,712)	299,000	99,687	1/17/47	(500 bp) — Monthly	38,726
CMBX NA BB.7 Index	(6,881)	42,000	14,003	1/17/47	(500 bp) — Monthly	7,086
CMBX NA BB.8 Index	(19,437)	52,181	19,578	10/17/57	(500 bp) — Monthly	97
CMBX NA BB.8 Index	(16,152)	44,450	16,678	10/17/57	(500 bp) — Monthly	489
CMBX NA BB.8 Index	(13,670)	37,686	14,140	10/17/57	(500 bp) — Monthly	438
CMBX NA BB.8 Index	(12,250)	34,787	13,052	10/17/57	(500 bp) — Monthly	774
CMBX NA BB.8 Index	(9,579)	25,124	9,427	10/17/57	(500 bp) — Monthly	(173)
CMBX NA BB.8 Index	(1,360)	11,596	4,351	10/17/57	(500 bp) — Monthly	2,982
CMBX NA BBB−.6 Index	(7,354)	105,551	23,717	5/11/63	(300 bp) — Monthly	16,309
CMBX NA BBB−.6 Index	(545)	1,436	323	5/11/63	(300 bp) — Monthly	(223)
JPMorgan Securities LLC
CMBX NA BB.17 Index	(7,834)	16,000	5,334	1/17/47	(500 bp) — Monthly	(2,513)
CMBX NA BBB−.10 Index	(66,577)	528,000	98,208	11/17/59	(300 bp) — Monthly	31,367
CMBX NA BBB−.14 Index	(122)	2,000	408	12/16/72	(300 bp) — Monthly	286

Dynamic Asset Allocation Growth Fund 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.6 Index	$(56,421)	$181,663	$40,820	5/11/63	(300 bp) — Monthly	$(15,694)
CMBX NA BBB−.7 Index	(96,253)	410,000	83,107	1/17/47	(300 bp) — Monthly	(13,351)
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	32,282	11/17/59	(500 bp) — Monthly	26,682
CMBX NA BBB−.10 Index	(12,134)	56,000	10,416	11/17/59	(300 bp) — Monthly	(1,746)
CMBX NA BBB−.9 Index	(4,816)	26,000	5,073	9/17/58	(300 bp) — Monthly	243
CMBX NA BBB−.9 Index	(371)	2,000	390	9/17/58	(300 bp) — Monthly	19
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(84)	629	64	5/11/63	(200 bp) — Monthly	(20)
CMBX NA BB.10 Index	(5,139)	49,000	16,307	11/17/59	(500 bp) — Monthly	11,127
CMBX NA BB.10 Index	(14,884)	49,000	16,307	11/17/59	(500 bp) — Monthly	1,383
CMBX NA BB.10 Index	(4,932)	21,000	6,989	11/17/59	(500 bp) — Monthly	2,039
CMBX NA BB.7 Index	(4,628)	24,000	8,002	1/17/47	(500 bp) — Monthly	3,354
CMBX NA BB.8 Index	(1,449)	3,865	1,450	10/17/57	(500 bp) — Monthly	(2)
CMBX NA BB.9 Index	(121)	3,000	979	9/17/58	(500 bp) — Monthly	856
CMBX NA BBB−.10 Index	(6,084)	58,000	10,788	11/17/59	(300 bp) — Monthly	4,675
CMBX NA BBB−.10 Index	(5,834)	46,000	8,556	11/17/59	(300 bp) — Monthly	2,699
CMBX NA BBB−.10 Index	(3,118)	36,000	6,696	11/17/59	(300 bp) — Monthly	3,560
CMBX NA BBB−.10 Index	(8,045)	33,000	6,138	11/17/59	(300 bp) — Monthly	(1,924)
CMBX NA BBB−.10 Index	(4,987)	23,000	4,278	11/17/59	(300 bp) — Monthly	(720)
CMBX NA BBB−.10 Index	(4,325)	20,000	3,720	11/17/59	(300 bp) — Monthly	(615)
CMBX NA BBB−.10 Index	(3,784)	16,000	2,976	11/17/59	(300 bp) — Monthly	(816)
CMBX NA BBB−.10 Index	(1,837)	8,000	1,488	11/17/59	(300 bp) — Monthly	(353)
CMBX NA BBB−.12 Index	(18,752)	144,000	26,352	8/17/61	(300 bp) — Monthly	7,528

104 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	$(2,659)	$8,000	$1,464	8/17/61	(300 bp) — Monthly	$(1,199)
CMBX NA BBB−.12 Index	(1,043)	5,000	915	8/17/61	(300 bp) — Monthly	(131)
CMBX NA BBB−.14 Index	(62)	1,000	204	12/16/72	(300 bp) — Monthly	141
CMBX NA BBB−.6 Index	(29,669)	67,495	15,166	5/11/63	(300 bp) — Monthly	(14,537)
CMBX NA BBB−.7 Index	(4,177)	41,000	8,311	1/17/47	(300 bp) — Monthly	4,113
CMBX NA BBB−.8 Index	(8,076)	59,000	10,207	10/17/57	(300 bp) — Monthly	2,102
CMBX NA BBB−.8 Index	(8,120)	58,000	10,034	10/17/57	(300 bp) — Monthly	1,885
CMBX NA BBB−.8 Index	(5,723)	45,000	7,785	10/17/57	(300 bp) — Monthly	2,039
CMBX NA BBB−.8 Index	(6,074)	43,000	7,439	10/17/57	(300 bp) — Monthly	1,344
CMBX NA BBB−.8 Index	(4,088)	30,000	5,190	10/17/57	(300 bp) — Monthly	1,088
CMBX NA BBB−.8 Index	(3,391)	25,000	4,325	10/17/57	(300 bp) — Monthly	922
CMBX NA BBB−.8 Index	(465)	3,000	519	10/17/57	(300 bp) — Monthly	53
Upfront premium received	—		Unrealized appreciation		504,716
Upfront premium (paid)	(958,582)		Unrealized (depreciation)		(110,199)
Total	$(958,582)		Total		$394,517
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 105

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized depreciation
CDX NA HY Series 38 Index	B+/P	$(161,435)	$2,985,840	$69,600	6/20/27	500 bp — Quarterly	$(222,488)
CDX NA IG Series 39 Index	BBB+/P	(57,410)	37,200,000	137,268	12/20/27	100 bp — Quarterly	(184,345)
Total	$(218,845)		$(406,833)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$43,800,894	$30,433,589	$—
Capital goods	77,042,704	9,933,826	—
Communication services	28,713,627	12,887,480	—
Conglomerates	6,352,016	6,502,734	—
Consumer cyclicals	186,829,150	61,289,013	—
Consumer staples	105,447,895	47,003,258	—
Energy	63,306,305	24,550,907	—
Financials	173,686,817	90,323,147	—
Health care	203,041,826	53,285,098	—
Technology	372,101,048	61,470,077	—
Transportation	22,488,347	4,944,164	—
Utilities and power	35,202,870	7,211,976	—
Total common stocks	1,318,013,499	409,835,269	—

106 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	—	3,250,502	—
Collateralized loan obligations	—	21,196,951	—
Commodity linked notes	—	11,501,152	—
Convertible bonds and notes	—	441,633	—
Convertible preferred stocks	—	3,919,176	—
Corporate bonds and notes	—	209,462,230	—
Foreign government and agency bonds and notes	—	10,594,291	—
Investment companies	2,046,321	—	—
Mortgage-backed securities	—	68,812,353	—
Senior loans	—	6,401,768	—
U.S. government and agency mortgage obligations	—	228,615,485	—
U.S. treasury obligations	—	1,818,471	—
Units	821,887	—	—
Short-term investments	2,640,000	199,248,261	—
Totals by level	$1,323,521,707	$1,175,097,542	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$103,686	$—
Futures contracts	4,022,817	—	—
TBA sale commitments	—	(52,566,372)	—
Interest rate swap contracts	—	73,627	—
Total return swap contracts	—	2,656,911	—
Credit default contracts	—	507,997	—
Totals by level	$4,022,817	$(49,224,151)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 107

Statement of assets and liabilities 9/30/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,275,913,848)	$2,350,203,239
Affiliated issuers (identified cost $148,416,010) (Note 5)	148,416,010
Cash	181,968
Foreign currency (cost $212,959) (Note 1)	198,922
Dividends, interest and other receivables	6,813,317
Foreign tax reclaim	1,199,704
Receivable for shares of the fund sold	3,264,915
Receivable for investments sold	22,815,868
Receivable for sales of TBA securities (Note 1)	36,522,208
Receivable for variation margin on futures contracts (Note 1)	2,399,381
Receivable for variation margin on centrally cleared swap contracts (Note 1)	4,832,035
Unrealized appreciation on forward currency contracts (Note 1)	2,140,545
Unrealized appreciation on OTC swap contracts (Note 1)	10,533,629
Premium paid on OTC swap contracts (Note 1)	966,139
Prepaid assets	42,657
Total assets	2,590,530,537

LIABILITIES
Payable for investments purchased	9,695,207
Payable for purchases of TBA securities (Note 1)	167,530,725
Payable for shares of the fund repurchased	7,438,328
Payable for compensation of Manager (Note 2)	1,197,818
Payable for custodian fees (Note 2)	153,679
Payable for investor servicing fees (Note 2)	509,918
Payable for Trustee compensation and expenses (Note 2)	391,511
Payable for administrative services (Note 2)	9,852
Payable for distribution fees (Note 2)	1,089,727
Payable for variation margin on futures contracts (Note 1)	1,734,257
Payable for variation margin on centrally cleared swap contracts (Note 1)	4,595,046
Unrealized depreciation on OTC swap contracts (Note 1)	7,857,423
Premium received on OTC swap contracts (Note 1)	289,449
Unrealized depreciation on forward currency contracts (Note 1)	2,036,859
TBA sale commitments, at value (proceeds receivable $54,926,211) (Note 1)	52,566,372
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	4,458,471
Other accrued expenses	667,985
Total liabilities	262,222,627

Net assets	$2,328,307,910

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,244,711,570
Total distributable earnings (Note 1)	83,596,340
Total — Representing net assets applicable to capital shares outstanding	$2,328,307,910

(Continued on next page)

108 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,352,591,261 divided by 91,262,558 shares)	$14.82
Offering price per class A share (100/94.25 of $14.82)*	$15.72
Net asset value and offering price per class B share ($17,493,458 divided by 1,217,581 shares)**	$14.37
Net asset value and offering price per class C share ($144,711,697 divided by 10,660,675 shares)**	$13.57
Net asset value, offering price and redemption price per class P share
($285,583,692 divided by 18,935,336 shares)	$15.08
Net asset value, offering price and redemption price per class R share
($14,349,019 divided by 997,279 shares)	$14.39
Net asset value, offering price and redemption price per class R5 share
($11,892,526 divided by 790,669 shares)	$15.04
Net asset value, offering price and redemption price per class R6 share
($280,295,686 divided by 18,571,927 shares)	$15.09
Net asset value, offering price and redemption price per class Y share
($221,390,571 divided by 14,704,973 shares)	$15.06

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 109

Statement of operations Year ended 9/30/22

INVESTMENT INCOME
Dividends (net of foreign tax of $1,365,294)	$40,132,583
Interest (net of foreign tax of $4,115) (including interest income of $1,227,173 from investments
in affiliated issuers) (Note 5)	19,508,947
Securities lending (net of expenses) (Notes 1 and 5)	16,533
Total investment income	59,658,063

EXPENSES
Compensation of Manager (Note 2)	16,569,054
Investor servicing fees (Note 2)	3,277,521
Custodian fees (Note 2)	382,956
Trustee compensation and expenses (Note 2)	112,869
Distribution fees (Note 2)	6,310,638
Administrative services (Note 2)	81,209
Other	925,182
Total expenses	27,659,429
Expense reduction (Note 2)	(3,500)
Net expenses	27,655,929

Net investment income	32,002,134

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $622,777) (Notes 1 and 3)	69,509,355
Foreign currency transactions (Note 1)	(324,038)
Forward currency contracts (Note 1)	286,037
Futures contracts (Note 1)	(31,101,159)
Swap contracts (Note 1)	(12,200,303)
Written options (Note 1)	5,514,435
Net increase from payments by affiliates (Note 2)	1,443
Total net realized gain	31,685,770
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments
(net of decrease in deferred foreign taxes of $708,487)	(612,957,943)
Assets and liabilities in foreign currencies	(224,482)
Forward currency contracts	2,051,845
Futures contracts	6,800,249
Swap contracts	6,424,316
Written options	44,525
Total change in net unrealized depreciation	(597,861,490)

Net loss on investments	(566,175,720)

Net decrease in net assets resulting from operations	$(534,173,586)

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/22	Year ended 9/30/21
Operations
Net investment income	$32,002,134	$24,898,416
Net realized gain on investments
and foreign currency transactions	31,685,770	374,267,864
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(597,861,490)	235,981,138
Net increase (decrease) in net assets resulting
from operations	(534,173,586)	635,147,418
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(27,310,209)	(7,846,005)
Class B	(196,807)	—
Class C	(1,848,604)	—
Class P	(6,434,521)	(2,572,390)
Class R	(271,796)	(35,820)
Class R5	(274,097)	(101,874)
Class R6	(7,275,396)	(3,046,117)
Class Y	(5,295,251)	(2,062,795)
Net realized short-term gain on investments
Class A	(68,166,539)	—
Class B	(1,151,654)	—
Class C	(8,701,657)	—
Class P	(12,722,794)	—
Class R	(842,933)	—
Class R5	(593,576)	—
Class R6	(14,888,492)	—
Class Y	(11,406,907)	—
From net realized long-term gain on investments
Class A	(142,212,700)	—
Class B	(2,402,642)	—
Class C	(18,153,866)	—
Class P	(26,542,976)	—
Class R	(1,758,571)	—
Class R5	(1,238,351)	—
Class R6	(31,061,174)	—
Class Y	(23,797,701)	—
Increase (decrease) from capital share transactions (Note 4)	214,630,867	(285,162,845)
Total increase (decrease) in net assets	(734,091,933)	334,319,572

NET ASSETS
Beginning of year	3,062,399,843	2,728,080,271
End of year	$2,328,307,910	$3,062,399,843

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 111

Financial highlights

(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2022	$20.95	.19	(3.46)	(3.27)	(.33)	(2.53)	(2.86)	$14.82	(18.53)	$1,352,591	1.03	1.08	171
September 30, 2021	16.98	.15	3.91	4.06	(.09)	—	(.09)	20.95	23.97	1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
Class B
September 30, 2022	$20.35	.05	(3.36)	(3.31)	(.14)	(2.53)	(2.67)	$14.37	(19.12)	$17,493	1.78	.27	171
September 30, 2021	16.54	—[e]	3.81	3.81	—	—	—	20.35	23.04	31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
Class C
September 30, 2022	$19.40	.05	(3.18)	(3.13)	(.17)	(2.53)	(2.70)	$13.57	(19.16)	$144,712	1.78	.32	171
September 30, 2021	15.77	—[e]	3.63	3.63	—	—	—	19.40	23.02	213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
Class P
September 30, 2022	$21.29	.27	(3.54)	(3.27)	(.41)	(2.53)	(2.94)	$15.08	(18.29)	$285,584.65		1.47	171
September 30, 2021	17.25	.23	3.97	4.20	(.16)	—	(.16)	21.29	24.45	323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
Class R
September 30, 2022	$20.40	.14	(3.36)	(3.22)	(.26)	(2.53)	(2.79)	$14.39	(18.71)	$14,349	1.28	.80	171
September 30, 2021	16.52	.10	3.81	3.91	(.03)	—	(.03)	20.40	23.68	23,901	1.27	.52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
Class R5
September 30, 2022	$21.22	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	$15.04	(18.32)	$11,893.79		1.32	171
September 30, 2021	17.20	.21	3.94	4.15	(.13)	—	(.13)	21.22	24.24	15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

112 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 113

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2022	$21.29	.26	(3.53)	(3.27)	(.40)	(2.53)	(2.93)	$15.09	(18.27)	$280,296.69		1.42	171
September 30, 2021	17.25	.23	3.96	4.19	(.15)	—	(.15)	21.29	24.41	390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
Class Y
September 30, 2022	$21.24	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	$15.06	(18.29)	$221,391.78		1.32	171
September 30, 2021	17.21	.21	3.95	4.16	(.13)	—	(.13)	21.24	24.27	301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

114 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 115

Notes to financial statements 9/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through September 30, 2022.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

116 Dynamic Asset Allocation Growth Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

Dynamic Asset Allocation Growth Fund 117

procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $13,217,160 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

118 Dynamic Asset Allocation Growth Fund

currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Asset Allocation Growth Fund 119

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

120 Dynamic Asset Allocation Growth Fund

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Dynamic Asset Allocation Growth Fund 121

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $746,073 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $744,194 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

122 Dynamic Asset Allocation Growth Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from unrealized gains and losses on certain futures contracts, from straddle loss deferrals, from income on swap contracts, from interest-only securities and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,265,528 to decrease undistributed net investment income, $3,633 to increase paid-in capital and $1,261,895 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$325,819,549
Unrealized depreciation	(284,156,757)
Net unrealized appreciation	41,662,792
Undistributed ordinary income	17,550,511
Undistributed long-term gains	24,922,630
Cost for federal income tax purposes	$2,411,755,123

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 123

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.585% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

Putnam Management voluntarily reimbursed the fund $1,443 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,329,198	Class R5	21,533
Class B	35,214	Class R6	177,537
Class C	266,547	Class Y	387,955
Class P	32,142	Total	$3,277,521
Class R	27,395

124 Dynamic Asset Allocation Growth Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,500 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,093, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,090,262
Class B	1.00%	1.00%	248,376
Class C	1.00%	1.00%	1,875,602
Class R	1.00%	0.50%	96,398
Total			$6,310,638

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $212,174 from the sale of class A shares and received $982 and $3,056 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,301 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,577,079,061	$4,498,688,106
U.S. government securities (Long-term)	—	—
Total	$4,577,079,061	$4,498,688,106

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 125

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	4,701,536	$85,429,246	5,202,128	$102,703,778
Shares issued in connection with
reinvestment of distributions	12,246,134	230,349,774	405,481	7,598,716
	16,947,670	315,779,020	5,607,609	110,302,494
Shares repurchased	(9,834,687)	(177,226,776)	(12,668,600)	(247,381,553)
Net increase (decrease)	7,112,983	$138,552,244	(7,060,991)	$(137,079,059)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	16,976	$309,083	13,042	$253,539
Shares issued in connection with
reinvestment of distributions	201,807	3,701,134	—	—
	218,783	4,010,217	13,042	253,539
Shares repurchased	(528,028)	(9,407,075)	(629,188)	(12,068,869)
Net decrease	(309,245)	$(5,396,858)	(616,146)	$(11,815,330)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,136,498	$19,058,832	1,280,037	$23,412,504
Shares issued in connection with
reinvestment of distributions	1,649,114	28,579,154	—	—
	2,785,612	47,637,986	1,280,037	23,412,504
Shares repurchased	(3,125,478)	(51,737,710)	(3,486,076)	(63,876,864)
Net decrease	(339,866)	$(4,099,724)	(2,206,039)	$(40,464,360)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class P	Shares	Amount	Shares	Amount
Shares sold	7,321,268	$131,847,053	16,626,343	$303,630,010
Shares issued in connection with
reinvestment of distributions	2,392,652	45,699,657	135,584	2,572,390
	9,713,920	177,546,710	16,761,927	306,202,400
Shares repurchased	(5,980,029)	(107,608,659)	(17,491,076)	(320,849,262)
Net increase (decrease)	3,733,891	$69,938,051	(729,149)	$(14,646,862)

126 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	114,436	$2,009,295	183,871	$3,518,075
Shares issued in connection with
reinvestment of distributions	155,809	2,851,306	1,917	35,062
	270,245	4,860,601	185,788	3,553,137
Shares repurchased	(444,455)	(8,092,488)	(356,101)	(6,634,404)
Net decrease	(174,210)	$(3,231,887)	(170,313)	$(3,081,267)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	47,818	$870,795	41,962	$842,118
Shares issued in connection with
reinvestment of distributions	110,551	2,105,995	5,376	101,874
	158,369	2,976,790	47,338	943,992
Shares repurchased	(99,620)	(1,832,468)	(128,339)	(2,520,467)
Net increase (decrease)	58,749	$1,144,322	(81,001)	$(1,576,475)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,654,560	$48,782,453	3,077,179	$61,134,345
Shares issued in connection with
reinvestment of distributions	2,758,486	52,687,081	159,375	3,028,123
	5,413,046	101,469,534	3,236,554	64,162,468
Shares repurchased	(5,198,053)	(94,534,287)	(5,385,420)	(108,026,994)
Net increase (decrease)	214,993	$6,935,247	(2,148,866)	$(43,864,526)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,535,831	$65,253,210	3,974,687	$78,218,547
Shares issued in connection with
reinvestment of distributions	2,044,328	38,985,344	104,115	1,975,065
	5,580,159	104,238,554	4,078,802	80,193,612
Shares repurchased	(5,053,380)	(93,449,082)	(5,657,368)	(112,828,578)
Net increase (decrease)	526,779	$10,789,472	(1,578,566)	$(32,634,966)

At the close of the reporting period, the Putnam RetirementReady Funds owned 11.3% of the outstanding shares of the fund.

Dynamic Asset Allocation Growth Fund 127

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 9/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$30,676,305	$38,688,672	$69,364,977	$6,011	$—
Putnam Short Term
Investment Fund**	253,452,744	624,081,235	729,117,969	1,227,173	148,416,010
Total Short-term
investments	$284,129,049	$662,769,907	$798,482,946	$1,233,184	$148,416,010

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

128 Dynamic Asset Allocation Growth Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$17,900,000
Written equity option contracts (contract amount)	$—*
Written currency option contracts (contract amount)	$17,900,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$781,500,000
Centrally cleared interest rate swap contracts (notional)	$234,400,000
OTC total return swap contracts (notional)	$294,400,000
Centrally cleared total return swap contracts (notional)	$106,800,000
OTC credit default contracts (notional)	$9,700,000
Centrally cleared credit default contracts (notional)	$53,000,000
Warrants (number of warrants)	1,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Dynamic Asset Allocation Growth Fund 129

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,353,099	Payables	$845,102*
Foreign exchange
contracts	Receivables	2,140,545	Payables	2,036,859
Investments,
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	31,885,939 *	Payables	18,735,291*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	692,459*	Unrealized depreciation	7,089,752*
Total		$36,072,042		$28,707,004

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,872,886)	$(1,872,886)
Foreign exchange
contracts	—	(694,613)	—	286,037	—	$(408,576)
Equity contracts	49,054	3,250,664	(30,650,942)	—	969,351	$(26,381,873)
Interest rate
contracts	—	—	(450,217)	—	(11,296,768)	$(11,746,985)
Total	$49,054	$2,556,051	$(31,101,159)	$286,037	$(12,200,303)	$(40,410,320)

130 Dynamic Asset Allocation Growth Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(41,566)	$(41,566)
Foreign exchange
contracts	—	(30,246)	—	2,051,845	—	$2,021,599
Equity contracts	(9,659)	—	13,959,274	—	5,446,628	$19,396,243
Interest rate
contracts	—	—	(7,159,025)	—	1,019,254	$(6,139,771)
Total	$(9,659)	$(30,246)	$6,800,249	$2,051,845	$6,424,316	$15,236,505

Dynamic Asset Allocation Growth Fund 131

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$4,832,035	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,832,035
OTC Total return swap contracts*#	—	9,095,846	—	—	—	—	—	908,558	—	—	—	—	—	—	—	—	10,004,404
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	346,083	307,027	232,508	—	227,302	48,038	192,141	—	—	—	—	1,353,099
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,381,662	—	—	—	—	—	17,719	—	—	—	—	—	—	2,399,381
Forward currency contracts#	373,137	99	—	—	393,935	—	—	—	266,506	—	—	212,171	890,622	—	4,075	—	2,140,545
Repurchase agreements**	—	—	—	—	—	12,958,000	—	—	—	—	—	—	—	—	—	—	12,958,000
Total Assets	$373,137	$9,095,945	$4,832,035	$2,381,662	$393,935	$13,304,083	$307,027	$1,141,066	$266,506	$245,021	$48,038	$404,312	$890,622	$—	$4,075	$—	$33,687,464
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	4,588,141	—	—	—	—	—	—	—	—	—	—	—	—	—	4,588,141
OTC Total return swap contracts*#	—	6,948,165	—	—	—	—	—	399,328	—	—	—	—	—	—	—	—	7,347,493
OTC Credit default contracts —
protection sold*#	23,985	—	—	—	—	296,364	46,394	145,347	—	39,517	—	105,507	—	—	—	—	657,114
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	6,905	—	—	—	—	—	—	—	—	—	—	—	—	—	6,905
Futures contracts§	—	—	—	1,170,965	—	—	—	—	—	563,292	—	—	—	—	—	—	1,734,257
Forward currency contracts#	297,861	—	—	—	1,673	—	—	457,407	317,860	—	—	67,412	199,927	645,063	—	49,656	2,036,859
Total Liabilities	$321,846	$6,948,165	$4,595,046	$1,170,965	$1,673	$296,364	$46,394	$1,002,082	$317,860	$602,809	$—	$172,919	$199,927	$645,063	$—	$49,656	$16,370,769
Total Financial and Derivative
Net Assets	$51,291	$2,147,780	$236,989	$1,210,697	$392,262	$13,007,719	$260,633	$138,984	$(51,354)	$(357,788)	$48,038	$231,393	$690,695	$(645,063)	$4,075	$(49,656)	$17,316,695
Total collateral received (pledged)†##	$51,291	$1,630,935	$—	$—	$392,262	$13,007,719	$260,000	$138,984	$(51,354)	$230,000	$48,038	$231,393	$690,695	$(573,430)	$—	$—
Net amount	$—	$516,845	$236,989	$1,210,697	$—	$—	$633	$—	$—	$(587,788)	$—	$—	$—	$(71,633)	$4,075	$(49,656)

132 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 133

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$102,410	$1,630,935	$—	$—	$510,000	$—	$260,000	$500,000	$—	$230,000	$85,126	$410,000	$730,000	$—	$—	$—	$4,458,471
Uncontrolled collateral received	$—	$—	$—	$—	$—	$13,217,160	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$13,217,160
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(383,780)	$—	$(491,021)	$—	$—	$(170,764)	$(187,214)	$—	$—	$—	$(573,430)	$—	$—	$(1,806,209)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,072,353 and $4,255,271, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

134 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 135

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $57,760,145 as a capital gain dividend with respect to the taxable year ended September 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 46.95% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 89.05%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10,354,025 of distributions paid as qualifying to be taxed as interest-related dividends, and $124,525,169 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

136 Dynamic Asset Allocation Growth Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	232,937,784	3,722,436
Barbara M. Baumann	233,561,894	3,098,326
Katinka Domotorffy	233,219,243	3,440,978
Catharine Bond Hill	233,446,071	3,214,150
Kenneth R. Leibler	233,338,540	3,321,680
Jennifer Williams Murphy	233,405,400	3,254,821
Marie Pillai	233,338,625	3,321,596
George Putnam, III	233,238,702	3,421,519
Robert L. Reynolds	233,509,836	3,150,385
Manoj P. Singh	233,287,174	3,373,047
Mona K. Sutphen	233,562,006	3,098,215

A proposal to approve an amendment to your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
66,985,405	857,710	1,124,478	24,857,344

All tabulations are rounded to the nearest whole number.

Dynamic Asset Allocation Growth Fund 137

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

138 Dynamic Asset Allocation Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 139

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

140 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$147,742	$ —	$35,177	$ —
September 30, 2021	$148,304	$ —	$28,613	$ —

For the fiscal years ended September 30, 2022 and September 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $333,460 and $293,512 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2022	$ —	$298,283	$ —	$ —
September 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2022